EXECUTION VERSION

                               FIFTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of December 31, 1999, is entered into by and among:

                  (1)  BELL   MICROPRODUCTS   INC.,  a  California   corporation
         ("Borrower");

                  (2) Each of the financial institutions listed in Schedule I to the Restated Credit Agreement referred to in Recital A below (the "Banks");

                  (3) CALIFORNIA BANK & TRUST, a California banking corporation,
         as   administrative   agent   for  the   Banks   (in   such   capacity,
         "Administrative Agent"); and

                  (4) UNION BANK OF CALIFORNIA, N.A., a national banking association, as collateral agent for the Banks (in such capacity, "Collateral Agent").


                                    RECITALS

         A. Borrower, the Banks, Administrative Agent and Collateral Agent are parties to a Third Amended and Restated Credit Agreement dated as of November 12, 1998, as amended by (i) that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 13, 1999, (ii) that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 21, 1999, (iii) that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 15, 1999 and (iv) that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of December 8, 1999 (as amended, the "Restated Credit Agreement").

         B.  Borrower  has  requested  the  Banks,   Administrative   Agent  and
Collateral Agent to amend the Restated Credit Agreement in certain respects.

         C. The Banks, Administrative Agent and Collateral Agent are willing so to amend the Restated Credit Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks, Administrative Agent and Collateral Agent hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Restated Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Amendment to Credit Agreement. Subject to the conditions set forth in paragraph 4 below, the Restated Credit Agreement is hereby amended so as to incorporate all of the changes set forth in the marked version of the Restated Credit Agreement attached hereto as Attachment A.

         3. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent, Collateral Agent and the Banks that, on the date of this Amendment and after giving effect to the amendment set forth in paragraph 2 above, the following are and shall be true and correct on the Effective Date (as defined below):

                  (a) The  representations and warranties set forth in Paragraph
         4.01 of the Restated Credit Agreement are true and correct in all material respects;

                  (b) No Default or Event of Default has occurred and is continuing; and

                  (c) Each of the Credit Documents is in full force and effect.

         4. Effective Date. The amendment to the Restated Credit Agreement effected by paragraph 2 above shall become effective on December 31, 1999 (the "Effective Date"), subject to receipt by the Banks, Administrative Agent and Collateral Agent on or prior to the Effective Date of the following, each in form and substance satisfactory to the Banks, Administrative Agent, Collateral Agent and their respective counsel:

                  (a) This Amendment duly executed by Borrower, the Banks, Administrative Agent and Collateral Agent;

                  (b) A letter in the form of Attachment B hereto  appropriately
         completed,   dated  the  Effective  Date  and  duly  executed  by  each
         Guarantor;

                  (c) A Certificate of the Secretary or an Assistant Secretary of Borrower, dated the Effective Date, certifying that (i) the Articles of Incorporation and Bylaws of Borrower, in the form delivered to Administrative Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date, (ii) that the resolution of Borrower, in the form delivered to Administrative Agent on the Closing Date, is in full force and effect and has not been amended, supplemented, revoked or repealed since such date, and (iii) the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform the Credit Agreement, this Amendment, the other Credit Documents and all other documents, instruments or agreements relating thereto executed or to be executed by Borrower; and

                  (d) Such other evidence as Administrative Agent, Collateral Agent or any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment.

         5. Effect of this Amendment. On and after the Effective Date, each reference in the Restated Credit Agreement and the other Credit Documents to the Restated Credit Agreement shall mean the Restated Credit Agreement as amended hereby. Except as specifically amended above, (a) the Restated Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks, Administrative Agent or Collateral Agent, nor constitute a waiver of any provision of the Restated Credit Agreement or any other Credit Document.

         6. Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         IN WITNESS WHEREOF, Borrower, the Banks, Administrative Agent and Collateral Agent have caused this Amendment to be executed as of the day and year first above written.


BORROWER:                               BELL MICROPRODUCTS INC.


                                        By: /s/ Remo E. Canessa
                                            ------------------------------------
                                            Name: Remo E. Canessa
                                            Title: Vice President of Finance
                                                   and CFO

                                        By: /s/ W. Don Bell
                                            ------------------------------------
                                            Name: W. Don Bell
                                            Title: President & CEO


ADMINISTRATIVE AGENT:                   CALIFORNIA BANK & TRUST,
                                        As Administrative Agent

                                        By: /s/ Stephen C. Bellicini
                                            ------------------------------------
                                            Name: Stephen C. Bellicini
                                            Title: Senior Vice President

                                        By: /s/ Carmen Sanz
                                            ------------------------------------
                                            Name: Carmen Sanz
                                            Title: Assistant Vice President


COLLATERAL AGENT:                       UNION BANK OF CALIFORNIA, N.A.,
                                        As Collateral Agent

                                        By: /s/ William E. Hinch
                                            ------------------------------------
                                            Name: William E. Hinch
                                            Title: Vice President

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

BANKS:                                  CALIFORNIA BANK & TRUST,
                                        As a Bank

                                        By: /s/ Stephen C. Bellicini
                                            ------------------------------------
                                            Name: Stephen C. Bellicini
                                            Title: Senior Vice President

                                        By: /s/ Carmen Sanz
                                            ------------------------------------
                                            Name: Carmen Sanz
                                            Title: Assistant Vice President


                                        UNION BANK OF CALIFORNIA, N.A.,
                                        As a Bank

                                        By: /s/ William E. Hinch
                                            ------------------------------------
                                            Name: William E. Hinch
                                            Title: Vice President

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SANWA BANK CALIFORNIA,
                                        As a Bank

                                        By: /s/ Clifford M. Wallace
                                            ------------------------------------
                                            Name: Clifford M. Wallace
                                            Title: Vice President


                                        COMERICA BANK - CALIFORNIA,
                                        As a Bank

                                        By: /s/ Scott T. Smith
                                            ------------------------------------
                                            Name: SCOTT T. SMITH
                                            Title: VICE PRESIDENT

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        As a Bank

                                        By: /s/ Michael Powell
                                            ------------------------------------
                                            Name: Michael Powell
                                            Title: Vice President

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        IBM CREDIT CORPORATION,
                                        As a Bank

                                        By: /s/ Thomas S. Curcid
                                            ------------------------------------
                                            Name: Thomas S. Curcid
                                            Title: Manager of Credit

                                  ATTACHMENT A

                   MARKED VERSION OF RESTATED CREDIT AGREEMENT

                                                            DRAFT CONFORMED COPY
                                                         (Through 5th Amendment)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           THIRD AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                      among

                             BELL MICROPRODUCTS INC.

                                       and

                             THE BANKS NAMED HEREIN

                                       and

                            CALIFORNIA BANK & TRUST,

                      as Administrative Agent for the Banks

                                November 12, 1998


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  CREDIT AGREEMENT

                                                 Table Of Contents

                                                                                                               Page
SECTION I.            INTERPRETATION.............................................................................2

         1.01.    Definitions....................................................................................2
         1.02.    GAAP...........................................................................................2
         1.03.    Headings.......................................................................................2
         1.04.    Plural Terms...................................................................................2
         1.05.    Time...........................................................................................2
         1.06.    Governing Law..................................................................................2
         1.07.    Construction...................................................................................2
         1.08.    Calculation of Interest and Fees...............................................................2
         1.09.    Other Interpretive Provisions..................................................................3


SECTION II.           CREDIT FACILITIES..........................................................................3

         2.01.    Revolving Loan Facility........................................................................3
         2.02.    Amount Limitations, Commitment Reductions, Etc.................................................6
         2.03.    Fees...........................................................................................7
         2.04.    Prepayments....................................................................................8
         2.05.    Other Payment Terms............................................................................9
         2.06.    Notes and Interest Account....................................................................10
         2.07.    Loan Funding..................................................................................10
         2.08.    Pro Rata Treatment............................................................................11
         2.09.    Change of Circumstances.......................................................................12
         2.10.    Taxes on Payments.............................................................................14
         2.11.    Funding Loss Indemnification..................................................................16
         2.12.    Security......................................................................................16


SECTION III.          CONDITIONS PRECEDENT......................................................................17

         3.01.    Conditions Precedent to Initial Revolving Loans...............................................17
         3.02.    Conditions Precedent to Each Credit Event.....................................................17
         3.03.    Covenant to Deliver...........................................................................18


SECTION IV.           REPRESENTATIONS AND WARRANTIES............................................................18

         4.01.    Borrower's Representations and Warranties.....................................................18
         4.02.    Reaffirmation.................................................................................23


SECTION V.            COVENANTS.................................................................................23

         5.01.    Affirmative Covenants.........................................................................23
         5.02.    Negative Covenants............................................................................26


SECTION VI.           DEFAULT...................................................................................29

         6.01.    Events of Default.............................................................................29
         6.02.    Remedies......................................................................................30


SECTION VII.          THE AGENTS AND RELATIONS AMONG BANKS......................................................31

                                                        -i-



                                                 Table Of Contents
                                                    (continued)

                                                                                                               Page

         7.01.    Appointment, Powers and Immunities............................................................31
         7.02.    Reliance by Agents............................................................................31
         7.03.    Defaults......................................................................................32
         7.04.    Indemnification...............................................................................32
         7.05.    Non-Reliance..................................................................................32
         7.06.    Resignation or Removal of Administrative Agent................................................33
         7.07.    Resignation or Removal of Collateral Agent....................................................33
         7.08.    Agents in their Individual Capacity...........................................................34
         7.09.    Co-Agents.....................................................................................34


SECTION VIII.         MISCELLANEOUS.............................................................................34

         8.01.    Notices.......................................................................................34
         8.02.    Expenses......................................................................................35
         8.03.    Indemnification...............................................................................36
         8.04.    Waivers; Amendments...........................................................................36
         8.05.    Successors and Assigns........................................................................37
         8.06.    Setoff; Security Interest.....................................................................40
         8.07.    No Third Party Rights.........................................................................40
         8.08.    Partial Invalidity............................................................................40
         8.09.    Arbitration...................................................................................41
         8.10.    Jury Trial....................................................................................42
         8.11.    Counterparts..................................................................................42


SECTION IX.           EFFECTIVE DATE OF RESTATED CREDIT AGREEMENT...............................................43

         9.01.    Effective Date................................................................................43
         9.02.    Loans Under Existing Credit Agreement.........................................................43
         9.03.    Effect........................................................................................43

                                                       -ii-



                                                 Table Of Contents
                                                    (continued)

                                                                                                               Page

SCHEDULES

         I               Banks (Preamble)
         II              Pricing Grid
         1.01            Definitions (1.01)
         3.01            Effective Date Conditions Precedent
         4.01(g)         Material Litigation
         4.01(q)         Subsidiaries
         5.01(j)         Documents to be Delivered by Borrower on or Prior
                         to the Tenex Data Acquisition Effective Date

EXHIBITS


         A        Notice of Revolving Loan Borrowing (2.01(b))
         B        Notice of Revolving Loan Conversion (2.01(d))
         C        Notice of Revolving Loan Interest Period Selection (2.01(e))
         D        Revolving Loan Note (2.07(a))
         E        Third Amended and Restated Security Agreement (2.13(a), 9.03)
         F        Third Amended and Restated Pledge Agreement (2.13(a), 9.03)
         G        Bell Canada Guaranty (2.13(a))
         H        Bell Canadian Pledge Agreement (2.13(b))
         I        Bell Tenex/Bell Future-Tech Guaranty (2.13(b), 2.13(c))
         J        Bell-Tenex/Bell   Future-Tech   Security  Agreement  (2.13(b),
                  2.13(c))
         K        Borrowing Base Certificate (5.01(a))
         L        Assignment Agreement (8.05(c))


                                                                  CONFORMED COPY
                                                           THROUGH 5TH AMENDMENT

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Restated Credit Agreement"), dated as of November 12, 1998, is entered into by and among:

                  (1)  BELL   MICROPRODUCTS   INC.,  a  California   corporation
         ("Borrower");

                  (2) Each of the financial institutions from time to time listed in Schedule I hereto, as amended from time to time (such financial institutions to be referred to herein collectively as the "Banks");

                  (3) CALIFORNIA BANK & TRUST (formerly known as Sumitomo Bank of California), a California banking corporation ("CB&T"), as administrative agent for the Banks (in such capacity, "Administrative Agent");

                  (4) Prior to the First Amendment Effective Date, Administrative Agent, as collateral agent for the Banks (in such capacity, "Collateral Agent"), and on and after the First Amendment Effective Date, UNION BANK OF CALIFORNIA, N.A., a national banking association, as Collateral Agent; and

                  (5)   COMERICA    BANK-CALIFORNIA,    a   California   banking
         corporation, as co-agent for the Banks.


                                    RECITALS

         A. Borrower, Administrative Agent and the Banks are parties to a Second Amended and Restated Credit Agreement dated as of May 23, 1995 (as amended to the date hereof, the "Existing Credit Agreement"), pursuant to which the Banks have provided to Borrower (i) a revolving line of credit facility in the principal amount of $100,000,000 and (ii) a letter of credit sub-facility in the amount of $10,000,000 (collectively, the "Existing Credit Facility").


         B. Borrower has requested Administrative Agent and the Banks to amend the Existing Credit Agreement so as to make certain changes.


         C. Administrative Agent and the Banks are willing so to amend the Existing Credit Agreement upon the terms and subject to the conditions set forth herein. For convenience of reference, the parties hereto wish to restate the Existing Credit Agreement as so amended in its entirety.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants contained herein, the parties hereto hereby agree that the Existing Credit Agreement shall be amended and restated as of the date hereof to read in its entirety as follows:


SECTION I. INTERPRETATION.

         1.01. Definitions. Unless otherwise indicated in this Restated Credit Agreement or any other Credit Document, each term set forth in Schedule 1.01, when used in this Restated Credit Agreement or any other Credit Document, shall have the respective meaning given to that term in Schedule 1.01 or in the provision of this Restated Credit Agreement or other Credit Document referenced in Schedule 1.01.

         1.02. GAAP. Unless otherwise indicated in this Restated Credit Agreement or any other Credit Document, all accounting terms used in this Restated Credit Agreement or any other Credit Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP. If GAAP changes during the term of this Restated Credit Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, Borrower, the Banks and the Agents agree to negotiate in good faith to amend this Restated Credit Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until Borrower, the Banks and the Agents so amend this Restated Credit Agreement, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

         1.03. Headings. Headings in this Restated Credit Agreement and each of the other Credit Documents are for convenience of reference only and are not part of the substance hereof or thereof.

         1.04. Plural Terms. All terms defined in this Restated Credit Agreement or any other Credit Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

         1.05. Time. All references in this Restated Credit Agreement and each of the other Credit Documents to a time of day shall mean San Francisco, California time, unless otherwise indicated.

         1.06. Governing Law. This Restated Credit Agreement and each of the other Credit Documents shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         1.07. Construction. This Restated Credit Agreement is the result of negotiations among, and has been reviewed by, Borrower, each Bank, each Agent and their respective counsel. Accordingly, this Restated Credit Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Borrower, any Bank or any Agent.

         1.08. Calculation of Interest and Fees. All calculations of interest and fees under this Restated Credit Agreement and the other Credit Documents for any period (a) shall include the first day of such period and exclude the last day of such period and (b) shall be calculated on the basis of a year of 360 days for actual days elapsed.

         1.09. Other Interpretive Provisions. References in this Restated Credit Agreement to "Recitals," "Sections," "Paragraphs," "Subparagraphs," "Exhibits" and "Schedules" are to recitals, sections, paragraphs, subparagraphs, exhibits and schedules herein and hereto unless otherwise indicated. References in this Restated Credit Agreement and each of the other Credit Documents to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Restated Credit Agreement or any other Credit Document shall refer to this Restated Credit Agreement or such other Credit Document, as the case may be, as a whole and not to any particular provision of this Restated Credit Agreement or such other Credit Document, as the case may be. The words "include" and "including" and words of similar import when used in this Restated Credit Agreement or any other Credit Document shall not be construed to be limiting or exclusive. Notwithstanding references herein and in the other Credit Documents to each of the financial institutions listed from time to time on
Schedule I hereto as a "Bank," such references are not intended to indicate, and should not be construed to mean, that each of such financial institutions is in fact a federally regulated "bank".


SECTION II. CREDIT FACILITIES.

         2.01. Revolving Loan Facility.

                  (a) Revolving Loan Availability. Subject to the terms and conditions of this Restated Credit Agreement (including the amount limitations set forth in Paragraph 2.03 and the conditions set forth in
         Section III), each Bank severally agrees to advance to Borrower from time to time during the period beginning on the Effective Date and ending on May 31, 2001 (the "Revolving Loan Maturity Date") such loans as Borrower may request under this Paragraph 2.01 (individually, a "Revolving Loan"); provided, however, that the (i) aggregate principal amount of all Revolving Loans made by such Bank at any time outstanding shall not exceed such Bank's Revolving Loan Commitment at such time and
         (ii) the aggregate principal amount of all Revolving Loans made by all Banks at any time outstanding shall not exceed the Total Revolving Loan Commitment at such time. All Revolving Loans shall be made on a pro rata basis by the Banks in accordance with their respective Proportionate Shares, with each Revolving Loan Borrowing to be comprised of a Revolving Loan by each Bank equal to such Bank's Proportionate Share of such Revolving Loan Borrowing. Except as otherwise provided herein, Borrower may borrow, repay and reborrow Revolving Loans until the Revolving Loan Maturity Date.

                  (b) Notice of Revolving Loan Borrowing. Borrower shall request each Revolving Loan Borrowing by delivering to Administrative Agent an irrevocable written notice in the form of Exhibit A, appropriately completed (a "Notice of Revolving Loan Borrowing"), which specifies, among other things:

                           (i) The principal  amount of the requested  Revolving
                  Loan Borrowing;

                           (ii) Whether the requested  Revolving  Loan Borrowing
                  is to consist of (A) Revolving Loans which bear interest as provided in clause (i) of Subparagraph 2.01(c) (individually, a "Revolving Prime Rate Loan") or (B) Revolving Loans which bear interest as provided in clause (ii) of Subparagraph 2.01(c) (individually, a "Revolving LIBOR Loan");

                           (iii) If the requested Revolving Loan Borrowing is to
                  consist of Revolving LIBOR Loans, the initial Interest Period selected by Borrower for such Revolving Loans in accordance with Subparagraph 2.01(e); and

                           (iv)  The  date  of  the  requested   Revolving  Loan
                  Borrowing, which shall be a Business Day.

         Borrower shall give each Notice of Revolving Loan Borrowing to Administrative Agent at least three (3) Business Days before the date of the requested Revolving Loan Borrowing in the case of a Revolving Loan Borrowing consisting of Revolving LIBOR Loans and at least one (1) Business Day before the date of the requested Revolving Loan Borrowing in the case of a Revolving Loan Borrowing consisting of Revolving Prime Rate Loans. Each Notice of Revolving Loan Borrowing shall be delivered by first-class mail or facsimile to Administrative Agent at the office or facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Administrative Agent the original of any Notice of Revolving Loan
         Borrowing  initially  delivered  by  facsimile.   Each  Revolving  Loan
         Borrowing consisting of Revolving Prime Rate Loans shall be in the minimum amount of $100,000 or an integral multiple of $100,000 in excess thereof. Each Revolving Loan Borrowing consisting of Revolving LIBOR Loans shall be in the minimum amount of $500,000 or an integral multiple of $100,000 in excess thereof. Administrative Agent shall notify each Bank no later than 5:00 p.m. California time on the date of receipt of each such Notice of Revolving Loan Borrowing of the contents thereof and of the amount and Type of each Revolving Loan to be made by such Bank as part of the requested Revolving Loan Borrowing.

                  (c) Revolving Loan Interest Rates. Borrower shall pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until the maturity thereof, at one of the following rates per annum:

                           (i) During such periods as such  Revolving  Loan is a
                  Revolving Prime Rate Loan, at a rate per annum equal to the Prime Rate, such rate to change from time to time as the Prime Rate shall change; and

                           (ii) During such periods as such  Revolving Loan is a
                  Revolving LIBOR Loan, at a rate per annum equal at all times during each Interest Period for such Revolving Loan to the LIBO Rate for such Interest Period plus the Applicable Margin therefor, such rate to change from time to time during such Interest Period as the Applicable Margin shall change;

         provided,  however, that each of the rates set forth in clauses (i) and
         (ii) of this Subparagraph 2.01(c) shall be increased by one percent (1.00%) per annum on the date an Event of Default occurs and shall continue at such increased rate unless and until such Event of Default is waived in accordance with this Restated Credit Agreement. All Revolving Loans in each Revolving Loan Borrowing shall, at any given time prior to maturity, bear interest at one, and only one, of the above rates.

                  (d) Conversion of Revolving Loans. Borrower may convert all Revolving Loans in any Revolving Loan Borrowing consisting of Revolving Prime Rate Loans into Revolving LIBOR Loans and all Revolving Loans in any Revolving Loan Borrowing consisting of Revolving LIBOR Loans into Revolving Prime Rate Loans; provided, however, that any conversion of Revolving LIBOR Loans into Revolving Prime Rate Loans shall be made on, and only on, the last day of an Interest Period for such Revolving LIBOR Loans. Borrower shall request such a conversion by an irrevocable written notice to Administrative Agent in the form of Exhibit B, appropriately completed (a "Notice of Revolving Loan Conversion"), which specifies, among other things:

                           (i) The Revolving Loan Borrowing which is to be converted;

                           (ii) The  Type of Loans  into  which  such  Revolving
                  Loans are to be converted;

                           (iii) If such  Revolving  Loans  are to be  converted
                  into Revolving LIBOR Loans, the initial Interest Period selected by Borrower for such Revolving Loans in accordance with Subparagraph 2.01(e); and

                           (iv) The date of the requested conversion, which shall be a Business Day.

         Borrower shall give each Notice of Revolving Loan Conversion to Administrative Agent at least three (3) Business Days before the date of the requested conversion in the case of a conversion into Revolving LIBOR Loans and at least one (1) Business Day before the date of the requested conversion in the case of a conversion into Revolving Prime Rate Loans. Each Notice of Revolving Loan Conversion shall be delivered by first-class mail or facsimile to Administrative Agent at the office or to the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly.

         deliver to Administrative Agent the original of any Notice of Revolving Loan Conversion initially delivered by facsimile. Administrative Agent shall notify each Bank no later than 5:00 p.m. California time on the date of receipt of each such Notice of Revolving Loan Conversion of the contents thereof and of the amount and Type of each Revolving Loan to be converted by such Bank as part of the requested Revolving Loan Conversion.

                  (e) Revolving LIBOR Loan Interest Periods.

                           (i) The initial and each  subsequent  Interest Period
                  selected by Borrower for a Revolving LIBOR Loan shall be thirty (30), sixty (60), ninety (90), one-hundred twenty
                  (120), one-hundred fifty (150) or one-hundred eighty (180) days; provided, however, that (A) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (B) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and (C) no Interest Period shall end after the Revolving Loan Maturity Date.

                           (ii) Borrower shall notify Administrative Agent by an
                  irrevocable written notice in the form of Exhibit C, appropriately completed (a "Notice of Revolving Loan Interest Period Selection"), at least three (3) Business Days prior to the last day of each Interest Period for Revolving LIBOR Loans of the Interest Period selected by Borrower for the next succeeding Interest Period for such Revolving LIBOR Loans. Each Notice of Revolving Loan Interest Period Selection shall be given by first-class mail or facsimile to the office or the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Administrative Agent the original of any Notice of Revolving Loan Interest Period Selection initially delivered by facsimile. If Borrower fails to notify Administrative Agent of the next Interest Period for Revolving LIBOR Loans in accordance with this Subparagraph 2.01(e), such Revolving Loans shall automatically convert to Revolving Prime Rate Loans on the last day of the current Interest Period therefor. Administrative Agent shall notify each Bank no later than 5:00 p.m. California time on the date of receipt of each such Notice of Revolving Loan Interest Period Selection of the contents thereof and of the Interest Period selected for each Revolving Loan.

                  (f) Scheduled Revolving Loan Payments. Scheduled Revolving Loan Payments. Borrower shall repay to each Bank on the Revolving Loan Maturity Date the unpaid principal amount of each Revolving Loan made by such Bank. Borrower shall pay accrued interest on the unpaid principal amount of each Revolving Loan on the last Business Day in each month and upon prepayment (to the extent thereof) and at maturity.

                  (g) Purpose. Borrower shall use the proceeds of the Revolving Loans made by the Banks on or after the Effective Date (i) to refinance the loans outstanding under the Existing Credit Agreement on the Effective Date and (ii) for Borrower's working capital and general corporate needs (including acquisitions approved by the Banks from time to time in their sole discretion).


         2.02. Letter of Credit Sub-facility.

                  (a) Letter of Credit Availability. Subject to the terms and conditions of this Restated Credit Agreement (including the amount limitations set forth in Paragraph 2.03), Issuing Bank shall issue on behalf of Borrower from time to time during the period beginning on the Fifth Amendment Effective Date and ending on the date which is fifteen
         (15) days prior to the Revolving Loan Maturity Date (the "LC Facility Expiration Date") such letters of credit as Borrower may request under this Paragraph 2.02 (individually, a "Letter of Credit"); provided, however, as follows:

                           (i) The aggregate  amount available for drawing under
                  all Letters of Credit at any time outstanding shall not exceed Ten Million Dollars ($10,000,000) (such amount, as reduced from time to time pursuant to this Restated Credit Agreement, to be referred to herein as the "LC Commitment").

                           (ii) Each  Letter of Credit  shall be an  irrevocable
                  standby Letter of Credit and the beneficiary or beneficiaries under each the Letter of Credit shall be the lender or lenders providing the Canadian dollar revolving line of credit facility to be entered into by Bell-Tenex in a aggregate principal amount not to exceed the equivalent of Ten Million Dollars ($10,000,000).

                           (iii) Each Letter of Credit  shall expire on or prior
                  to the LC Facility Expiration Date.

                           (iv) Each  Letter of Credit  shall be governed by the
                  Uniform Customs and Practices for Documentary Credits as most recently published by the International Chamber of Commerce (the "UCP") prior to the date of issuance of such Letter of Credit and the terms of the UCP are hereby incorporated by reference with respect to each Letter of Credit.

                           (v) Each Letter of Credit shall be in a form reasonably acceptable to Issuing Bank.

         Except as otherwise provided herein, Borrower may request Letters of Credit, cause or allow Letters of Credit to expire and request additional Letters of Credit until the LC Facility Expiration Date.

                  (b) LC Application. Borrower shall request each Letter of Credit by delivering to Issuing Bank (with a copy to Administrative Agent) an irrevocable written application in a form reasonably acceptable to Issuing Bank (it being understood that such form shall not contain terms inconsistent with the terms set forth in this Restated Credit Agreement), appropriately completed (an "LC Application"), which specifies, among other things:

                           (i) The  stated  amount  of the  requested  Letter of
                  Credit;

                           (ii) The name and address of the  beneficiary  of the
                  requested Letter of Credit;

                           (iii) The expiration date of the requested  Letter of
                  Credit  if such  date is prior to the LC  Facility  Expiration
                  Date;

                           (iv) The documentary conditions for drawing under the
                  requested Letter of Credit;

                           (v) The date of issuance for the requested  Letter of
                  Credit, which shall be a Business Day; and

                           (vi) The aggregate amount which will be available for
                  drawing under all outstanding Letters of Credit (including the requested Letter of Credit), which amount shall not exceed the LC Commitment.

         Borrower  shall give each LC Application to Issuing Bank at least three
         (3) Business Days before the proposed date of issuance of the requested Letter of Credit. Each LC Application shall be delivered by an established express courier service, first-class mail or facsimile to Issuing Bank with a copy thereof to Administrative Agent at their respective offices or facsimile numbers and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Issuing Bank the original of any LC Application initially delivered by facsimile. Administrative Agent shall promptly notify each Bank of the contents of each LC Application. In the event of any conflict between the terms of this Restated Credit Agreement and the terms of any LC Application, the terms of this Restated Credit Agreement shall control.

                  (c) Disbursement and Reimbursement.

                           (i) Disbursement. Issuing Bank will notify Borrower by facsimile forthwith upon receipt of the presentment of any demand for payment under any Letter of Credit, together with notice of the amount of such payment and the date such payment shall be made; provided, however that Issuing Bank shall incur no liability to Borrower or any third party for failure to so notify. Subject to the terms and provisions of such Letter of Credit, Issuing Bank shall make such payment (a "Drawing Payment") to the appropriate beneficiary.

                           (ii) Time of Reimbursement. Not later than 11:00 a.m.
                  on the day each Drawing Payment is to be made by Issuing Bank, Borrower shall make or cause to be made to Issuing Bank a payment in the amount of such Drawing Payment (a

                  "Reimbursement Payment"); provided, however, that Borrower shall make such Reimbursement Payment to, or cause such Reimbursement Payment to be made to, Administrative Agent for the benefit of the Banks if, prior to the time such Reimbursement Payment is made, Issuing Bank has notified Borrower that it has requested the Banks pursuant to clause
                  (ii) of Subparagraph 2.02(d) to pay to Issuing Bank their respective Proportionate Shares of the Drawing Payment made by Issuing Bank. If any such Reimbursement Payment is made to Administrative Agent, Administrative Agent shall promptly pay to each Bank which has paid its Proportionate Share of the Drawing Payment, such Bank's Proportionate Share of the Reimbursement Payment and shall promptly pay to Issuing Bank the balance of such Reimbursement Payment.

                           (iii) Reimbursement Obligation Absolute. The obligation of Borrower to reimburse Issuing Bank or the Banks, as the case may be, for Drawing Payments (such obligation to be referred to herein as a "Reimbursement Obligation") shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Restated Credit Agreement under and without regard to any circumstances, including, without limitation (A) any lack of validity or enforceability of any of the Credit Documents, (B) the existence of any claim, setoff, defense or other right which Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), Issuing Bank, Administrative Agent, Collateral Agent, any Bank or any other Person, whether in connection with this Restated Credit Agreement, the transactions contemplated herein or in the other Credit Documents, or in any unrelated transaction,
                  (C) any breach of contract or dispute between Borrower, any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), Issuing Bank, Administrative Agent, Collateral Agent, any Bank or any other Person, (D) any demand, statement or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein proving to be untrue or inaccurate in any respect, (E) payment by Issuing Bank under any Letter of Credit against presentation of a demand for payment which does not comply with the terms of such Letter of Credit provided that Issuing Bank has used reasonable care in examining all documents presented to it in connection with such demand in accordance with the UCP, (F) any non-application or misapplication by any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting) of the proceeds of any drawing under such Letter of Credit or (G) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by Issuing Bank, Administrative Agent, Collateral Agent or any Bank, with or without notice to or approval by Borrower (unless such notice or approval is required by this Restated Credit Agreement or applicable law), with respect to Borrower's indebtedness under this Restated Credit Agreement; provided, that this Subparagraph 2.02(c) shall not abrogate any right which Borrower may have to seek to enjoin any drawing under any Letter of Credit or to recover damages from Issuing Bank, Administrative Agent, Collateral Agent or any Bank pursuant to Subparagraph 2.02(e).

                  (d) Bank Participations; Revolving Loan Funding.

                           (i) Participation Agreement. Each Bank severally, unconditionally and irrevocably agrees with Issuing Bank to participate in the extension of credit arising from the issuance of each Letter of Credit in an amount equal to such Bank's Proportionate Share of the stated amount of such Letter of Credit from time to time, and the issuance of each Letter of Credit shall be deemed a confirmation by each such Bank of such participation in such amount.

                           (ii) Participation Funding.  Issuing Bank may request
                  the Banks to fund their participations in Letters of Credit by paying to Issuing Bank all or any portion of any Drawing Payment made or to be made by Issuing Bank under any Letter of Credit. Issuing Bank shall make such a request by delivering to Administrative Agent (with a copy to Borrower), at any time after the drawing for which such payment is requested has been made upon Issuing Bank, a written request for such payment which specifies the amount of such Drawing Payment and the date on which such Drawing Payment is to be made or was made; provided, however, that Issuing Bank shall not request the Banks to make any payment under this Subparagraph 2.02(d) in connection with any portion of a Drawing Payment for which Issuing Bank has been reimbursed from a Reimbursement Payment by Borrower unless such Reimbursement Payment has been thereafter recovered by Borrower. Administrative Agent shall promptly notify each Bank of the contents of each such request and of such Bank's Proportionate Share of the applicable portion of such Drawing Payment. Promptly following receipt of such notice from Administrative Agent, each Bank shall pay to Administrative Agent, for the benefit of Issuing Bank, such Bank's Proportionate Share of the applicable portion of such Drawing Payment.

                           (iii) Funding  Through  Revolving  Loans. At any time
                  any Reimbursement Obligations are outstanding, Administrative Agent may or, upon the written request of Issuing Bank (if Borrower is not then the subject of a bankruptcy proceeding), shall (subject to the terms and conditions of this Subparagraph 2.02(d)), initiate a Revolving Loan Borrowing in an amount not exceeding the aggregate amount of such outstanding Reimbursement Obligations and use the proceeds of such Loan to repay all or a portion of such Reimbursement Obligations. Administrative Agent shall initiate such a Revolving Loan Borrowing by delivering to each Bank (with a copy to Borrower) a written notice which specifies the aggregate amount of outstanding Reimbursement Obligations, the amount of the Revolving Loan Borrowing, the date of such Revolving Loan Borrowing and the amount of the Loan to be made by such Bank as part of such Revolving Loan Borrowing. Each Bank shall make available to Administrative Agent funds in the amount of its Proportionate Share of such Loan as provided in Subparagraph 2.09(a). After receipt of such funds, Administrative Agent shall promptly disburse such funds to Issuing Bank and the Banks, as appropriate, in payment of the outstanding Reimbursement Obligations.

                           (iv) Obligations Absolute. Each Bank's obligations to
                  fund its participations under this Subparagraph 2.02(d) shall be absolute, unconditional and irrevocable and shall not be affected by (A) the occurrence or existence of any Default or Event of Default, (B) any failure to satisfy any condition set forth in Section III, (C) any event or condition which might have a Material Adverse Effect, (D) the failure of any other Bank to make any payment under this Subparagraph 2.02(d), (E) any right of offset, abatement, withholding or reduction which such Bank may have against Issuing Bank, Administrative Agent, Collateral Agent, any other Bank or Borrower, (F) any event, circumstance or condition set forth in Subparagraph 2.02(c) or Subparagraph 2.02(e), or (G) any other event, circumstance or condition whatsoever, whether or not similar to any of the foregoing; provided, that nothing in this Paragraph 2.02 shall prejudice any right which any Bank may have against Issuing Bank for any action by Issuing Bank which constitutes gross negligence or willful misconduct.

                  (e) Liability of Issuing Bank, Etc. Borrower agrees that none of Issuing Bank, Administrative Agent, Collateral Agent or any other Bank (nor any of their respective directors, officers or employees) shall be liable or responsible for (i) the use which may be made of any Letter of Credit or the proceeds of any drawing thereunder or for any acts or omissions of any beneficiary or transferee thereof in connection therewith; (ii) any reference which may be made to this Restated Credit Agreement or to any Letter of Credit in any agreements, instruments or other documents relating to obligations secured by such Letter of Credit; (iii) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged or any statement therein prove to be untrue or inaccurate in any respect whatsoever; (iv) payment by Issuing Bank against presentation of documents which do not comply with the terms of any Letter of Credit, including failure of any documents to bear any reference or adequate reference to any Letter of Credit, provided that Issuing Bank has used reasonable care in examining all documents presented to it in connection with a demand on any Letter of Credit in accordance with the UCP; or (v) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except only that Issuing Bank shall be liable to Borrower for acts or events described in clauses (i) through (v) above, to the extent, but only to the extent, of any damages suffered by Borrower (excluding consequential damages) which Borrower proves were caused by
         (A) Issuing Bank's willful misconduct, bad faith or gross negligence in determining whether a drawing made under any Letter of Credit complies with the terms and conditions therefor stated in such Letter of Credit or (B) Issuing Bank's willful misconduct, bad faith or gross negligence in failing to pay under any Letter of Credit after a drawing by the beneficiary thereof strictly complying with the terms and conditions of such Letter of Credit. Without limiting the foregoing,

         Issuing  Bank may  accept a drawing  that  appears on its face to be in order, without responsibility for further investigation. The determination of whether a drawing has been made under any Letter of Credit prior to its expiration or whether a drawing made under any Letter of Credit is in proper and sufficient form shall be made by Issuing Bank in its sole discretion, which determination shall be conclusive and binding upon Borrower to the extent permitted by law. Borrower hereby waives any right to object to any payment made under any Letter of Credit with regard to a drawing request that is in the form provided in such Letter of Credit but which varies with respect to punctuation, capitalization, spelling or similar matters of form.

                  (f) Reports of Issuing Bank. While any Letter of Credit is outstanding, Issuing Bank shall on a monthly basis provide to Administrative Agent or any Bank such information regarding the Letters of Credit as Administrative Agent or such Bank may reasonably request, including the Letters of Credit outstanding, the stated amounts of outstanding Letters of Credit, the expiration dates of outstanding
         Letters of Credit, the names of the beneficiaries of outstanding Letters of Credit, the amounts of unpaid Reimbursement Obligations and the amounts and times of Drawing Payments and Reimbursement Payments.

                  (g) Purpose. Borrower shall use the Letters of Credit solely as provided in clause (ii) of Subparagraph 2.02(a).

         2.03. Amount Limitations, Commitment Reductions, Etc.


                  (a) Borrowing Base.


                           (i) The aggregate  principal  amount of all Revolving
                  Loans outstanding at any time, the aggregate amount available for drawing under all Letters of Credit then outstanding and the aggregate amount of all Reimbursement Obligations then outstanding (such sum to be referred to herein as the "Outstanding Facilities Credit") shall not exceed an amount (the "Borrowing Base") equal to the lesser of:


                                    (A) The Total  Revolving Loan  Commitment at
                           such time; and

                                    (B) The sum at such time of:

                                             (1)   eighty   percent   (80%)   of
                                    Eligible Accounts; and

                                             (2) The lesser of (y) forty percent
                                    (40%)   of   Eligible   Inventory   and  (z)
                                    $60,000,000.

                           (ii)  For  the  purposes  of  this  Restated   Credit
                  Agreement, the Borrowing Base on any date of determination shall be presumed to be the Borrowing Base determined pursuant to the most recent of (A) the latest Borrowing Base Certificate delivered by Borrower prior to such date of determination and (B) the latest audit conducted by or on behalf of any Agent or any Bank prior to such date of determination.


                  (b) Reduction or Cancellation of Commitments. Borrower may, upon three (3) Business Days written notice to Administrative Agent (and, in the case of the LC Commitment, to Issuing Bank), permanently reduce the Total Revolving Loan Commitment or the LC Commitment by the amount of One Million Dollars ($1,000,000) or an integral multiple of One Million Dollars ($1,000,000) in excess thereof or cancel the Total Revolving Loan Commitment or LC Commitment in its entirety; provided, however, that:

                           (i) Borrower may not reduce the Total  Revolving Loan
                  Commitment prior to the Revolving Loan Maturity Date, if, after giving effect to such reduction, the Outstanding Facilities Credit would exceed the Total Revolving Loan Commitment; and

                           (ii) Borrower may not cancel the Total Revolving Loan
                  Commitment prior to the Revolving Loan Maturity Date, if, after giving effect to such cancellation, any Revolving Loans or Letters of Credit would then remain outstanding.

                  (c) Effect of Commitment Reductions. From the effective date of any reduction of the Total Revolving Loan Commitment, the Revolving Loan Commitment Fees payable pursuant to Subparagraph 2.03(b) shall be computed on the basis of the Total Revolving Loan Commitment as so reduced. Once reduced or cancelled, the Total Revolving Loan Commitment may not be increased or reinstated without the prior written consent of all Banks. Any reduction of the Total Revolving Loan Commitment pursuant to this Paragraph 2.03 shall be applied to reduce the Banks' respective Revolving Loan Commitments pro rata according to their respective Proportionate Shares at the time of such reduction.

         2.04. Fees.


                  (a) Agent's Fee. Borrower shall pay to Administrative Agent and the co-agents, for their own account, agent's fees in the amounts and at the times set forth in the Agent's Fee Letter.


                  (b) Revolving  Loan  Commitment  Fees.  Borrower  shall pay to
         Administrative Agent, for the benefit of the Banks as provided in clause (iii) of Subparagraph 2.09(a), nonrefundable commitment fees (the "Revolving Loan Commitment Fees") of seventeen and one-half basis points (0.175%) per annum on the daily average Total Unused Revolving Loan Commitment for the period beginning on the Effective Date and ending on the Revolving Loan Maturity Date. Borrower shall pay the Revolving Loan Commitment Fees in arrears on the last Business Day in each February, May, August and November (commencing November 30, 1998) and on the Revolving Loan Maturity Date

         (or if the Total Revolving Loan Commitment is cancelled on a date prior to the Revolving Loan Maturity Date, on such prior date).

                  (c) Fee on Increased Commitment. Borrower shall pay to Administrative Agent, for the benefit of the Banks as provided in clause (iii) of Subparagraph 2.09(a), a one time nonrefundable fee on the increased commitment of $75,000 (the "Fee on Increased Commitment"). Borrower shall pay the Fee on Increased Commitment on the Effective Date.

                  (d) Letter of Credit Fees.

                           (i) Letter of Credit Usage Fee. Borrower shall pay to
                  Administrative Agent, for the ratable benefit of the Banks as provided in clause (iv) of Subparagraph 2.09(a), a nonrefundable usage fee for the Letters of Credit (the "LC Usage Fee") in an amount equal to $100,000.00 per year payable on each anniversary of the issuance of the Letter of Credit, $5,000 of which shall be the LC Issuance Fee for the sole benefit of Issuing Bank as provided in clause (ii) of this Subparagraph 2.04(d).

                           (ii) Letter of Credit  Issuance Fees.  Borrower shall
                  pay to Administrative Agent, for the sole benefit of Issuing Bank, nonrefundable issuance fees for the Letters of Credit (the "LC Issuance Fees") in an amount equal to $5,000 per year payable on each anniversary of the issuance of the Letter of Credit.

                           (iii) Other Letter of Credit Fees. In addition to the
                  LC Issuance Fees, Borrower shall pay to Agent, for the sole benefit of Issuing Bank, other standard reasonable fees of Issuing Bank for drawings under, transfers of and amendments to any Letter of Credit and other administrative actions performed by Issuing Bank in connection with any Letter of Credit, payable at such times and in such amounts as are consistent with Issuing Bank's standard fee policy at the time of such amendment or other action.

         2.05 . Prepayments.

                  (a) Terms of all Prepayments. Upon the prepayment of any Revolving Loan (whether such prepayment is an optional prepayment under Subparagraph 2.05(b), a mandatory prepayment required by Subparagraph 2.05(c) or a mandatory prepayment required by any other provision of this Restated Credit Agreement or the other Credit Documents, including, without limitation, a prepayment upon acceleration), Borrower shall pay to the Bank which made such Revolving Loan (i) all accrued interest to the date of such prepayment on the amount prepaid, and (ii) if such prepayment is the prepayment of a Revolving LIBOR Loan on a day other than the last day of an Interest Period for such Revolving LIBOR Loan, all amounts payable to such Bank pursuant to Paragraph 2.12.

                  (b) Optional Prepayments. At its option, Borrower may, upon one (1) Business Day notice to Administrative Agent, prepay the Revolving Loans in any Revolving Loan Borrowing in part, in an aggregate principal amount of $100,000 or more, or in whole.


                  (c) Mandatory Prepayments. If, at any time, the Outstanding Facilities Credit exceeds the Borrowing Base at such time, Borrower shall immediately prepay Revolving Loans and/or Reimbursement Obligations then outstanding, and, to the extent necessary, provide to Administrative Agent cash collateral for any then outstanding Letters of Credit, in an aggregate amount equal to such excess.


                  (d) Application of Principal Prepayments. If no Event of Default has occurred and is continuing, all prepayments which are applied to reduce the principal amount of Revolving Loans shall be applied to Revolving Loans as directed by Borrower. If Borrower fails to direct the application of any such principal prepayments or if an Event of Default has occurred and is continuing, such principal prepayments shall be applied first to Revolving Loan Borrowings consisting of Revolving Prime Rate Loans and then to Revolving Loan Borrowings consisting of Revolving LIBOR in chronological order of maturity.


         2.06. Other Payment Terms.


                  (a) Place and Manner.  Borrower shall make all payments due to each Bank hereunder by payments to Administrative Agent, for the account of such Bank and such Bank's Applicable Lending Office, at Administrative Agent's office, located at the address specified in Subparagraph 8.01(a), in lawful money of the United States and in same day or immediately available funds not later than 10:00 a.m. on the date due. Amounts received after 10:00 a.m. shall be deemed to have been received on the next Business Day. Administrative Agent shall promptly disburse to each Bank no later than 1:00 p.m. California time on the date of such receipt each such payment received by Administrative Agent for such Bank. Borrower hereby requests, directs and authorizes Administrative Agent to effect the payment of all regularly scheduled principal, interest and fee payments payable by Borrower under this Restated Credit Agreement or any other Credit Document and all fees and expenses payable by Borrower pursuant to Paragraph 8.02 by debiting any deposit account maintained by Borrower with CB&T for the amounts thereof when due.

                  (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

                  (c) Late Payments. If any amounts required to be paid by Borrower under this Restated Credit Agreement or the other Credit Documents (including, without limitation, principal or interest payable on any Revolving Loan, any fees or other amounts) remain unpaid after such amounts are due, Borrower shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Prime Rate plus two percent (2.00%), such rate to change from time to time as the Prime Rate shall change.

                  (d) Application of Payments. All payments hereunder shall be applied first to unpaid fees, costs and expenses then due and payable under this Restated Credit Agreement or the other Credit Documents, second to accrued interest then due and payable under this Restated Credit Agreement or the other Credit Documents and finally to reduce the principal amount of outstanding Revolving Loans.


                  (e) Failure to Pay Administrative Agent. Unless Administrative Agent shall have received notice from Borrower at least one (1) Business Day prior to the date on which any payment is due to the Banks hereunder that Borrower will not make such payment in full, Administrative Agent may assume that Borrower has made such payment in full to Administrative Agent on such date and Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent Borrower shall not have so made such payment in full to Administrative Agent, such Bank shall repay to Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to
         Administrative Agent, at the Federal Funds Rate. A certificate of Administrative Agent submitted to any Bank with respect to any amounts owing by such Bank under this Subparagraph 2.06(e) shall be conclusive absent manifest error.

         2.07. Notes and Interest Account.


                  (a) Revolving Loan Notes. The obligation of Borrower to repay the Revolving Loans made by each Bank and to pay interest thereon at the rates provided herein shall be evidenced by a promissory note in the form of Exhibit D (individually, a "Revolving Loan Note") which note shall be (i) payable to the order of such Bank, (ii) in the amount of such Bank's Revolving Loan Commitment, (iii) dated the Effective Date and (iv) otherwise appropriately completed. Borrower authorizes each Bank to record on the schedule annexed to such Bank's Revolving Loan Note the date and amount of each Revolving Loan made by such Bank and of each payment or prepayment of principal thereon made by Borrower, and agrees that all such notations shall constitute prima facie evidence of the matters noted, provided that a failure to so record shall not affect Borrower's obligations to repay each Revolving Loan, interest thereon and all other amounts payable hereunder, under such Revolving Loan Note or under any other Credit Document. Borrower further authorizes each Bank to attach to and make a part of such Bank's Revolving Loan Note continuations of the schedule attached thereto as necessary.

                  (b) Interest Account. Borrower authorizes Administrative Agent to record in an account or accounts maintained by Administrative Agent on its books (the "Interest

         Account") (i) the interest rates applicable to all Revolving Loans and the effective dates of all changes thereto, (ii) the Interest Period for each Revolving LIBOR Loan, (iii) the date and amount of each principal and interest payment on each Revolving Loan and (iv) such other information as Administrative Agent may determine is necessary for the computation of interest payable by Borrower hereunder.


         2.08. Loan Funding.


                  (a) Bank Funding and Disbursement to Borrower. Each Bank shall, before 11:00 a.m. on the date of each Revolving Loan Borrowing, make available to Administrative Agent at its office specified in Paragraph 8.01, in same day or immediately available funds, such Bank's Proportionate Share of such Revolving Loan Borrowing. After Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Section III, Administrative Agent will promptly disburse such funds in same day or immediately available funds to Borrower. Unless otherwise directed by Borrower, Administrative Agent shall disburse the proceeds of each Revolving Loan Borrowing to Borrower by disbursement to the account or accounts specified in the applicable Notice of Revolving Loan Borrowing.


                  (b) Bank Failure to Fund. Unless Administrative Agent shall have received notice from a Bank prior to the date of any Revolving Loan Borrowing that such Bank will not make available to Administrative Agent such Bank's Proportionate Share of such Revolving Loan Borrowing, Administrative Agent may assume that such Bank has made such portion available to Administrative Agent on the date of such Revolving Loan Borrowing in accordance with Subparagraph 2.08(a), and Administrative Agent may, in reliance upon such assumption, make available to Borrower (or otherwise disburse) on such date a corresponding amount. If any Bank does not make the amount of its Proportionate Share of any Revolving Loan Borrowing available to Administrative Agent on or prior to the date of such Revolving Loan Borrowing, such Bank shall pay to Administrative Agent, on demand, interest which shall accrue on such amount until made available to Administrative Agent at rates equal to
         (i) the daily Federal Funds Rate during the period from the date of such Revolving Loan Borrowing through the third Business Day thereafter and (ii) the Prime Rate thereafter. A certificate of Administrative Agent submitted to any Bank with respect to any amounts owing under this Subparagraph 2.08(b) shall be conclusive absent manifest error. If any Bank's Proportionate Share of any Revolving Loan Borrowing is not in fact made available to Administrative Agent by such Bank within three (3) Business Days after the date of such Revolving Loan
         Borrowing, Borrower shall pay to Administrative Agent, on demand, an amount equal to such Proportionate Share together with interest thereon, for each day from the date such amount was made available to Borrower until the date such amount is repaid to Administrative Agent, at the interest rate applicable at the time to the Revolving Loans comprising such Revolving Loan Borrowing.


                  (c) Banks' Obligations Several. The failure of any Bank to make the Revolving Loan to be made by it as part of any Revolving Loan Borrowing shall not relieve any other Bank of its obligation hereunder to make its Revolving Loan on the date of such Revolving Loan Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Revolving Loan to be made by such other Bank on the date of any Revolving Loan Borrowing.


         2.09. Pro Rata Treatment.


                  (a)  Borrowings,   Commitment   Reductions,   Etc.  Except  as
         otherwise provided herein:


                           (i) Each Revolving Loan Borrowing and each participation in a Letter of Credit shall be made by the Banks pro rata according to their respective Proportionate Shares at the time of such Revolving Loan Borrowing or with respect to such participation in Letters of Credit, in accordance with Subparagraph 2.02(d)(ii) hereof;

                           (ii) Each reduction of the Total Revolving Loan Commitment shall be applied to reduce the respective Revolving Loan Commitments of the Banks as provided in Subparagraph 2.03(c);


                           (iii) Each  payment of  principal  of and interest on
                  Revolving Loans in any Revolving Loan Borrowing shall be made or shared among the Banks holding Revolving Loans in such Revolving Loan Borrowing pro rata according to the respective unpaid principal amounts of such Revolving Loans held by such Banks;


                           (iv) Each Reimbursement  Payment and interest payable
                  by Borrower thereon shall be shared among the Banks (including Issuing Bank) which made or funded the applicable Drawing Payment pro rata according to the respective amounts of such Drawing Payment so made or funded by such Banks;

                           (v) Each payment of Revolving  Loan  Commitment  Fees
                  and the Fee on Increased Commitment shall be shared among the Banks pro rata according to their respective Proportionate Shares provided that in the case of each Bank which becomes a Bank hereunder after the date hereof, the Revolving Loan Commitment Fees shall be shared with such Bank commencing on the date upon which such Bank so became a Bank; and

                           (vi) Each  payment  of LC Usage  Fees shall be shared
                  among the Banks (including Issuing Bank in its capacity as a Bank) pro rata according to their respective Proportionate Shares provided that in the case of each Bank which becomes a Bank hereunder after the date hereof, the LC Usage Fees shall be shared with such Bank commencing on the date upon which such Bank so became a Bank; and

                           (vii) All other payments  under this Restated  Credit
                  Agreement and the other Credit Documents shall be for the benefit of the Person or Persons specified.


                  (b) Sharing of Payments, Etc.


                           (i) If any Bank  shall  obtain any  payment  (whether
                  voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of Revolving Loans or Reimbursement Obligations owed to it in excess of its ratable share of payments on account of such Revolving Loans obtained by all Banks entitled to such payments, such Bank shall forthwith purchase an assignment from the other Banks entitled to such excess payments in the Revolving Loans as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase shall be rescinded and each other Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (i) the amount of such other Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered.

                           (ii) Borrower agrees that any Bank so purchasing an assignment from another Bank pursuant to this Subparagraph 2.09(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such assignment as fully as if such Bank were the direct creditor of Borrower in the amount of such assignment.

                  2.10. Change of Circumstances.


                  (a) Inability to Determine Rates. If, on or before the first day of any Interest Period for any Revolving LIBOR Loan, (i) any Bank shall advise Administrative Agent that the LIBO Rate for such Interest Period cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market or (ii) any Bank shall advise Administrative Agent that the rates of interest for such Revolving LIBOR Loans do not adequately and fairly reflect the cost to such Bank of making or maintaining such Revolving LIBOR Loans, Administrative Agent shall immediately give notice of such condition to Borrower. After the giving of any such notice and until Administrative Agent shall otherwise notify Borrower that the circumstances giving rise to such condition no longer exist, Borrower's right to request the making of or conversion to, and the Banks' obligations to make or convert to Revolving LIBOR Loans shall be suspended. Any Revolving LIBOR Loans outstanding at the commencement of any such suspension shall be converted at the end of the then current Interest Period for such Revolving LIBOR Loans into Revolving Prime Rate Loans unless such suspension has then ended.

                  (b) Illegality. If, after the date of this Restated Credit Agreement the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by any Bank with any request or directive (whether or not having the force of law)of any Governmental Authority (a "Change of Law") shall make it unlawful or impossible for any Bank to make or maintain any Revolving LIBOR Loan, such Bank shall immediately notify Administrative Agent and Borrower of such Change of Law. Upon receipt of such notice, (i) Borrower's right to request the making of or conversion to, and the Banks' obligations to make or convert to, Revolving LIBOR Loans shall be terminated, and (ii) Borrower shall, at the request of any Bank, either (A) pursuant to Subparagraph 2.01(d) convert any such then outstanding Revolving LIBOR Loans into Revolving Prime Rate Loans at the end of the current Interest Period for such Revolving LIBOR Loans, or (B) immediately repay or convert any such Revolving LIBOR Loans if any Bank shall notify Borrower that the such Bank may not lawfully continue to fund and maintain such Revolving LIBOR Loans. Any conversion or prepayment of Revolving LIBOR Loans made pursuant to the preceding sentence prior to the last day of an Interest Period for such Revolving LIBOR Loans shall be deemed a prepayment thereof for purposes of Paragraph 2.12.

                  (c) Increased Costs. If, after the date of this Restated Credit Agreement, any Change of Law:

                           (i) Shall  subject any Bank to any tax, duty or other
                  charge with respect to any Revolving LIBOR Loan, or shall change the basis of taxation of payments by Borrower to any Bank on such a Revolving LIBOR Loan or in respect to such a Revolving LIBOR Loan under this Restated Credit Agreement (except for changes in the rate of taxation on the overall net income of any Bank); or

                           (ii) Shall impose, modify or hold applicable any reserve, special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Bank for any Revolving LIBOR Loan; or

                           (iii) Shall impose on any Bank any other condition related to any Revolving LIBOR Loan or its Revolving Loan Commitment;

         And the effect of any of the foregoing is to increase the cost to such Bank of making, renewing, or maintaining any such Revolving LIBOR Loan or its Revolving Loan Commitment or to reduce any amount receivable by such Bank hereunder (and, in the case of a Revolving LIBOR Loan, such increased cost or reduced amount is not fully reflected in the LIBO Rate applicable to such Revolving LIBOR Loan); then Borrower shall from time to time, upon demand by such Bank, pay to such Bank additional amounts sufficient to reimburse such Bank for such increased costs or to compensate such Bank for such reduced amounts. A Bank shall demand such additional amounts by delivering to Borrower a written certificate which sets forth in reasonable detail the allocation of the increased costs or reduced amounts to such Bank's Revolving LIBOR Loans or Revolving Loan Commitment, as the case may be, and the calculations from which such costs or amounts were derived, which certificate shall constitute prima facie evidence of such increased costs or reduced amounts.

                  (d) Capital Requirements. If, after the date of this Restated Credit Agreement, any Bank determines that (i) any Change of Law affects the amount of capital required or expected to be maintained by such Bank or any Person controlling such Bank (a "Capital Adequacy Requirement"), (ii) the amount of capital maintained by such Bank or such Person which is attributable to or based upon the Revolving Loans, the Letters of Credit, the Revolving Loan Commitments or this Restated Credit Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Bank's or such Person's policies with respect to capital adequacy) and (iii) in the case of increased capital attributable to or based upon the Revolving Loans, the increased costs to such Bank or such Person of such increased capital is not fully reflected in the interest rates applicable to the Revolving Loans hereunder and such Bank or such Person's capital as a consequence of its Revolving Loan Commitments or the Revolving Loans made by such Bank or such Person is reduced to a level below that which such Bank or such Person, as the case may be, could have achieved but for the occurrence of any such circumstance; then Borrower shall pay to such Bank or such Person, upon demand of such Bank, such amounts as such Bank or such Person shall determine are necessary to compensate such Bank or such Person for the increased costs to such Bank or such Person of such increased capital and for such reduction in rate of return. A Bank shall demand such amounts by delivering to Borrower a written certificate which sets forth in reasonable detail the allocation of the increased costs to such Bank's Revolving Loans, Letters of Credit, Revolving Loan Commitment or this Restated Credit Agreement, as the case may be, and the calculations from which such costs were derived, which certificate shall constitute prima facie evidence of such increased costs.

               2.11. Taxes on Payments.

                  (a) Payments Free of Taxes. All payments made by Borrower under this Restated Credit Agreement and the other Credit Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (except net income taxes and franchise taxes in lieu of net income taxes imposed on any Agent or a Bank as a result of a present or former connection between the jurisdiction of the Governmental Authority imposing such tax and such Agent or such Bank, excluding a connection arising solely from such Agent or such Bank having executed, delivered or performed its obligations or received a payment under, or enforced, this Restated Credit Agreement or the other Credit Documents) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to any Agent or any Bank hereunder or under the other Credit Documents, the amounts so payable to such Agent or such Bank shall be increased to the extent necessary to yield to such Agent or such Bank (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Restated Credit Agreement and the other Credit Documents. Whenever any Taxes are payable by Borrower, as promptly as possible thereafter, Borrower shall send to
         Administrative Agent for its own account or for the account of such other Agent or such Bank, as the case may be, a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Administrative Agent the required receipts or other required documentary evidence, Borrower shall indemnify the Agents and the Banks for any incremental taxes, interest or penalties that may become payable by any Agent or any Bank as a result of any such failure. The agreements in this Subparagraph 2.11(a) shall survive the termination of this Restated Credit Agreement.

                  (b) Withholding Exemption Certificates. On or prior to the Effective Date (or the Assignment Effective Date in the case of any Bank which becomes a Bank hereunder after the Effective Date), each Bank which is not incorporated under the laws of the United States of America or a state thereof shall deliver to Borrower and Administrative Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Bank is entitled to receive payments under this Restated Credit Agreement without deduction or withholding of any United States federal income taxes. Each Bank which delivers to Borrower and Administrative Agent a Form 1001 or 4224 pursuant to the immediately preceding sentence further undertakes to deliver to Borrower and Administrative Agent two further copies of the said letter and Form 1001 or 4224 (or successor applicable forms), or other manner of certification or procedure, as the case may be, on or before the date that any such letter or form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to Borrower and Administrative Agent, and such extensions or renewals thereof as may reasonably be requested by Borrower or Administrative Agent, certifying in the case of a Form 1001 or 4224 that such Bank is entitled to receive payments under this Restated Credit Agreement without deduction or withholding of any United States federal income taxes, unless in any such cases an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent a Bank from duly completing and delivering any such letter or form with respect to it and such Bank advises Borrower and Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax. Borrower shall not be required to pay any additional amounts to Administrative Agent or any Bank hereunder to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by Administrative Agent or such Bank to comply with the provisions of this Subparagraph 2.11(b) or the last sentence of Subparagraph 8.05(c).

                  2.12. Funding Loss Indemnification. If Borrower shall (a) repay or prepay any Revolving LIBOR Loan on any day other than the last day of an Interest Period therefor (whether an optional prepayment, a mandatory prepayment, a payment upon acceleration or otherwise), (b) fail to borrow any Revolving LIBOR Loan for which a Notice of Revolving Loan Borrowing has been delivered to Administrative Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise) or (c) fail to convert any Revolving Prime Rate Loans into Revolving LIBOR Loans in accordance with a Notice of Revolving Loan Conversion delivered to Administrative Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), Borrower shall, upon demand by any Bank, reimburse such Bank and hold such Bank harmless for all costs and losses actually incurred by such Bank as a result of such repayment, prepayment or failure. Borrower understands that such costs and losses may include, without limitation, losses incurred by a Bank as a result of funding and other contracts entered into by such Bank to fund or in connection with the funding of a Revolving LIBOR Loan. A Bank shall demand such reimbursement by delivering to Borrower a written certificate which sets forth in reasonable detail the allocation of the costs and losses to such Bank's Revolving Loans and the calculations from which such costs and losses were derived, which certificate shall constitute prima facie evidence of such costs and losses.

                  2.13. Security

                  (a) Security Agreements; Guaranties; Etc. on Effective Date On the Effective Date, the Obligations shall be secured by the following:

                           (i) A Third Amended and Restated  Security  Agreement
                  in the form of Exhibit E, duly executed by Borrower (the "Borrower Security Agreement");

                           (ii) A Third Amended and Restated Pledge Agreement in
                  the form of Exhibit F, duly executed by Borrower (the "Borrower Pledge Agreement"); and

                           (iii) A  Guaranty  in the  form of  Exhibit  G,  duly
                  executed by Bell Canada (the "Bell Canada Guaranty").

                  (b) Additional Security Agreements; Guaranties; Etc. on the Tenex Data Acquisition Effective Date On and after the Tenex Data Acquisition Effective Date, the Obligations shall also be secured by the following:

                           (i) A Pledge  Agreement  substantially in the form of
                  Exhibit H, duly executed by Bell Canada (the "Bell Canada Pledge Agreement").

                           (ii) A Guaranty  substantially in the form of Exhibit
                  I, duly executed by Bell-Tenex (the "Bell-Tenex Guaranty");

                           (iii) A Security Agreement  substantially in the form
                  of Exhibit J, duly executed by Bell-Tenex (the "Bell-Tenex Security Agreement"); and

                           (iv)  One or  more  additional  security  agreements,
                  pledge agreements, guaranties and other instruments, agreements, certificates, opinions and documents (collectively, the "Bell-Tenex Canadian Security Documents") as either Agent may request to grant, perfect, maintain, protect and evidence security interests in favor of Collateral Agent, for the benefit of the Banks, in any or all present and future personal property of Bell-Tenex located in Canada prior to the Liens (other than Permitted Liens) or other interests of any Person.

                  (c) Additional Security Agreements; Guaranties; Etc. on the Future Tech Acquisition Effective Date On and after the Future Tech Acquisition Effective Date, the Obligations shall also be secured by the following:

                           (i) A Guaranty  substantially  in the form of Exhibit
                  I, duly executed by Bell-Future Tech (the "Bell-Future Tech Guaranty");

                           (ii) A Security  Agreement  substantially in the form
                  of  Exhibit  J,  duly  executed  by   Bell-Future   Tech  (the
                  "Bell-Future Tech Security Agreement"); and

                  One or more additional security agreements, pledge agreements, guaranties and other instruments, agreements, certificates, opinions and documents (collectively, the "Bell-Future Tech Security Documents") as either Agent may request to grant, perfect, maintain, protect and evidence security interests in favor of Collateral Agent, for the benefit of the Banks, in any or all present and future personal property of Bell-Future Tech prior to the Liens (other than Permitted Liens) or other interests of any Person.

                  (d) Further Assurances. Borrower shall deliver to Collateral Agent, and shall cause each of Bell Canada, Bell-Tenex and Bell-Future Tech to deliver, such additional security agreements, pledge agreements, guaranties and other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) as either Agent may request to:

                           (i) Grant,  perfect,  maintain,  protect and evidence
                  security interests in favor of Collateral Agent, for the benefit of the Banks, in any or all present and future personal property of Borrower and its Subsidiaries prior to the Liens or other interests of any Person (other than Permitted Liens); or

                           (ii)  Otherwise  establish,   maintain,  protect  and
                  evidence the rights provided to Collateral Agent and the Banks pursuant to the Security Documents.

         Borrower shall fully cooperate with the Agents and perform all additional acts reasonably requested by the Agents to effect the purposes of this Paragraph 2.13.

SECTION III.  CONDITIONS PRECEDENT.

         3.01. Conditions Precedent to Initial Revolving Loans. The obligations of the Banks to make the Revolving Loans in the initial Revolving Loan Borrowing on or after the Effective Date are subject to receipt by Administrative Agent, on or prior to the Effective Date, of (a) the Notice of Revolving Loan Borrowing requesting such Revolving Loan Borrowing delivered in accordance with this Restated Credit Agreement and (b) each item listed in Schedule 3.01, each in form and substance satisfactory to Administrative Agent, and with sufficient copies for, Administrative Agent, Collateral Agent and each Bank.

         3.02. Conditions Precedent to Each Credit Event. The occurrence of each Credit Event, including the initial Revolving Loan Borrowing on or after the Effective Date, is subject to the further conditions that on the date such Credit Event is to occur and after giving effect to such Credit Event, the following shall be true and correct:

                  (a) The  representations and warranties set forth in Paragraph
         4.01 are true and correct in all material respects as if made on such date;

                  (b) No Default or Event of Default has occurred and is continuing or will result from such Credit Event;

                  (c) Each of the Credit Documents required to be delivered to Administrative Agent, Collateral Agent or any Bank on or prior to such date remains in full force and effect (except as otherwise agreed by Administrative Agent in writing); and

                  (d) In the case of Credit Events consisting of Revolving Loan Borrowings or the issuance of a Letter of Credit (or any amendment of a Letter of Credit that increases its stated amount or extends its maturity date), no material adverse change in the Eligible Accounts or Eligible Inventory which comprises the Borrowing Base shall have occurred since the later date of (i) the latest audit conducted by or on behalf of Administrative Agent, Collateral Agent or any Bank, and
         (ii) the most recent Borrowing Base Certificate.

The submission by Borrower to Administrative Agent or Issuing Bank, as the case may be, of each Notice of Revolving Loan Borrowing, each Notice of Revolving Loan Conversion, each LC Application and each Notice of Revolving Loan Interest Period Selection shall be deemed to be a representation and warranty by Borrower as of the date thereon as to the above.

         3.03. Covenant to Deliver. Borrower agrees (not as a condition but as a covenant) to deliver to Administrative Agent or Collateral Agent, as the case may be, each item required to be delivered to Administrative Agent or Collateral Agent, as the case may be, as a condition to the occurrence of any Credit Event if such Credit Event occurs. Borrower expressly agrees that the occurrence of any such Credit Event prior to the receipt by Administrative Agent or Collateral Agent, as the case may be, of any such item shall not constitute a waiver by Administrative Agent, Collateral Agent or any Bank of Borrower's obligation to deliver such item.

SECTION IV.  REPRESENTATIONS AND WARRANTIES.

         4.01. Borrower's Representations and Warranties. In order to induce the Agents and the Banks to enter into this Restated Credit Agreement, Borrower hereby represents and warrants to the Agents and the Banks as follows:

                  (a) Due Incorporation, Qualification, etc. Each of Borrower and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and
         (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed might have a Material Adverse Effect.

                  (b) Authority. The execution, delivery and performance by each of Borrower and its Subsidiaries of each Credit Document executed, or to be executed, by such Person and the consummation of the transactions contemplated thereby (i) are within the power of such Person and (ii) have been duly authorized by all necessary actions on the part of such Person.

                  (c) Enforceability. Each Credit Document executed, or to be executed, by each of Borrower and its Subsidiaries has been, or will be, duly executed and delivered by such Person and constitutes, or will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                  (d) Non-Contravention. The execution and delivery by each of Borrower and its Subsidiaries of the Credit Documents executed, or to be executed, by such Person and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to such Person; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of such Person; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of such Person (except such Liens as may be created in favor of any Agent or any Bank pursuant to this Restated Credit Agreement or the other Credit Documents).

                  (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Credit Documents executed by Borrower or its Subsidiaries and the performance and consummation of the transactions contemplated thereby.

                  (f) No Violation or Default. Neither Borrower nor any of its Subsidiaries is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person; (ii) any Contractual Obligation of such Person (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default could have a Material Adverse
         Effect. Without limiting the generality of the foregoing, neither Borrower nor any of its Subsidiaries (A) has violated any Environmental Laws, (B) has any liability under any Environmental Laws or (C) has received notice or other communication of an investigation or is under investigation by any Governmental Authority having authority to enforce Environmental Laws, where such violation, liability or investigation could have a Material Adverse Effect. No Event of Default or Default has occurred and is continuing.

                  (g) Litigation. Except as set forth (with the dollar amounts claimed) in Schedule 4.01(g), no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Borrower, threatened against Borrower or any of its Subsidiaries at law or in equity in any court or before any other Governmental Authority which (i) could (alone or in the aggregate) have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Borrower or any of its Subsidiaries of the Credit Documents or the transactions contemplated thereby.

                  (h) Title. Borrower and its Subsidiaries own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all their respective real properties and good title to their other respective assets and properties as reflected in the most recent Financial Statements delivered to Bank (except those assets and properties disposed of in the ordinary course of business or otherwise in compliance with this Restated Credit Agreement since the date of such Financial Statements) and all respective assets and properties acquired by Borrower and its Subsidiaries since such date (except those disposed of in the ordinary course of business or otherwise in compliance with this Restated Credit Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens.

                  (i) Financial Statements. The Financial Statements of Borrower and its Subsidiaries which have been delivered to Administrative Agent and the Banks, (i) are in accordance with the books and records of Borrower and its Subsidiaries, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP; and (iii) fairly present the respective financial positions of Borrower and its Subsidiaries at such date. Neither Borrower nor any of its Subsidiaries has any contingent obligations, liability for taxes or other outstanding obligations which are material in the aggregate, except as disclosed in the audited Financial Statements of Borrower dated December 31, 1997, furnished by Borrower to Administrative Agent and the Banks prior to the date hereof, or in the Financial Statements delivered to Administrative Agent and the Banks pursuant to Subparagraph 5.01(a)(ii) or (iii).

                  (j) Equity Securities. The authorized Equity Securities of Borrower consist of (i) 20,000,000 shares of common stock of which approximately 8,832,665 shares are duly issued and outstanding, (ii) 10,000,000 shares of preferred stock none of which shares are duly issued and outstanding, (iii) no warrants to purchase shares of common stock are issued and outstanding, (iv) the Almo Warrant, (v) options to purchase 1,720,785 shares of common stock, pursuant to the 1998 Stock Option Plan, of which approximately 1,395,113 options are outstanding and (vi) 251,674 shares of common stock reserved pursuant to the Company's Employee Stock Purchase Plan. All outstanding Equity Securities (except for the option to purchase common stock) of Borrower are duly authorized, validly issued, fully paid and non-assessable. There are no other outstanding subscriptions, options, conversion rights, warrants or other agreements or commitments of any nature whatsoever (firm or conditional) obligating Borrower to issue, deliver or sell, or cause to be issued, delivered or sold, any additional Equity Securities of Borrower, or obligating Borrower to grant, extend or enter into any such agreement or commitment. All Equity Securities of Borrower have been offered and sold in compliance with all federal and state securities laws and all other Requirements of Law.

                  (k) No Agreements to Sell Assets. Neither Borrower nor any of its Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell all or a substantial portion of the assets of Borrower or its Subsidiaries (other than sales in the ordinary course of business), or to effect any merger, consolidation or other reorganization of Borrower or any of its Subsidiaries or to enter into any agreement with respect thereto.

                  (l)      Employee Benefit Plans.

                           (i) Based upon the latest valuation of each "employee
                  pension benefit plan" (within the meaning of section 3(2) of ERISA) that either Borrower or any ERISA Affiliate maintains or contributes to, or has any obligation under (which valuation occurred within twelve months of the date of this representation), the aggregate benefit liabilities of such plan within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of such plan. Neither Borrower nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee
                  Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan contribution coverage will not have a Material Adverse Effect.

                           (ii) Each  Employee  Benefit Plan  complies,  in both
                  form and operation, in all material respects, with its terms, ERISA and the Code, and no condition exists or event has occurred with respect to any such plan which would result in the incurrence by either Borrower or any ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of Borrower or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any government agency or is subject to any pending or threatened claim or suit. Neither Borrower nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

                           (iii) Neither Borrower nor any ERISA Affiliate contributes to any Multiemployer Plan. Neither Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

                  (m) Other Regulations. Neither Borrower nor any of its Subsidiaries is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, any state public utilities code or to any federal or state statute or regulatory scheme which would limit its ability execute, deliver and perform any of the Credit Documents executed or to be executed by it.

                  (n) Patent and Other Rights. Borrower and its Subsidiaries own, and have the full right to license without the consent of any other Person, all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted.

                  (o) Governmental Charges and Other Indebtedness.  Borrower and
         its Subsidiaries have filed or caused to be filed all tax returns which are required to be filed by them. Borrower and its Subsidiaries have paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise and all other Indebtedness, except such Governmental Charges or Indebtedness, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which could not have a Material Adverse Effect if unpaid.

                  (p) Margin Stock. Borrower owns no Margin Stock which, in the aggregate, would constitute a substantial part of the assets of Borrower, and no proceeds of any Revolving Loan will be used to purchase or carry, directly or indirectly, and no Letter of Credit shall be used to support the purchase of, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

                  (q) Subsidiaries, etc. Set forth in Schedule 4.01(q) is a complete list of all of Borrower's Subsidiaries, the jurisdiction of incorporation of each, the classes of Equity Securities of each and the number of shares and percentages of shares of each such class owned directly or indirectly by Borrower. Except for such Subsidiaries, Borrower has no Subsidiaries, is not a partner in any partnership or a joint venturer in any joint venture.

                  (r) Solvency, Etc. Borrower and each of its Subsidiaries is Solvent and, after the execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby, will be Solvent.

                  (s) Catastrophic Events. Neither Borrower nor any of its Subsidiaries and none of their properties is or has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty that could have a Material Adverse Effect. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which Borrower or any of its Subsidiaries is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of Borrower, jurisdictional disputes or organizing activity occurring or threatened which could have a Material Adverse Effect.

                  (t) Burdensome Contractual Obligations, Etc. Neither Borrower nor any of its Subsidiaries and none of their properties is subject to any Contractual Obligation or Requirement of Law which could have a Material Adverse Effect.

                  (u) No Material Adverse Effect. No event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect.

                  (v) Year 2000 Compatibility. Borrower and its Subsidiaries have reviewed the areas within their business and operations which could be materially adversely affected by, and are taking all steps Borrower and its Subsidiaries consider reasonably necessary to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Borrower and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31,
         1999), and have made related appropriate inquiry of material suppliers and vendors. Based upon such review and program, Borrower believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

                  (w) Accuracy of Information Furnished. None of the Credit Documents and none of the other certificates, statements or information furnished to any Agent or any Bank by or on behalf of Borrower or any of its Subsidiaries in connection with the Credit Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.02. Reaffirmation. Borrower shall be deemed to have reaffirmed, for the benefit of the Banks and the Agents, each representation and warranty contained in Paragraph 4.01 on and as of the date of each Credit Event.


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

SECTION V.  COVENANTS.

         5.01. Affirmative Covenants. Until the termination of this Restated Credit Agreement and the satisfaction in full by Borrower of all Obligations, Borrower will comply, and will cause compliance, with the following affirmative covenants, unless Required Banks shall otherwise consent in writing:

                  (a) Financial Statements, Reports, etc. Borrower shall furnish to Administrative Agent or if otherwise specified herein, Collateral Agent (with a copy for each Bank to be forwarded by Administrative Agent or Collateral Agent, respectively) the following, each in such form and such detail as Administrative Agent or Collateral Agent, as applicable, shall reasonably request:

                           (i) Within fifty (50) days after the last day of each
                  fiscal quarter of Borrower, (A) a copy of the Financial Statements of Borrower for such quarter and for the fiscal year to date (including consolidated Financial Statements for Borrower and its Subsidiaries), certified by the president or chief financial officer of Borrower to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to year-end audit adjustments) and (B) the Form 10-Q Report filed by Borrower with the Securities and Exchange Commission for such quarter;

                           (ii) Within  ninety-five (95) days after the close of
                  each fiscal year of Borrower, (A) copies of the audited Financial Statements of Borrower for such year (including consolidated Financial Statements for Borrower and its Subsidiaries), prepared by independent certified public accountants acceptable to Bank, (B) copies of the unqualified opinions (or qualified opinions reasonably acceptable to the Banks) and management letters delivered by such accountants in connection with all such Financial Statements, (C) certificates of all such accountants to Bank stating that in making the examination necessary for their opinion they have obtained no knowledge of any Event of Default or Default which has occurred and is continuing, or if, in the opinion of such accountants, an Event of Default or Default has occurred and is continuing, a statement as to the nature thereof (or other certificates of such accountants reasonably acceptable to Required Banks) and (D) the Form 10-K Report filed by Borrower with the Securities and Exchange Commission for such year;

                           (iii) Contemporaneously with the quarterly and year-end financial statements required by the foregoing clauses (i) and (ii), a certificate of the president or chief financial officer of Borrower in such detail as Administrative Agent may reasonably request which (A) sets forth the calculations conducted to verify that Borrower is in compliance with each of the financial covenants set forth in Paragraph 5.02(m) and stating that no Event of Default and no Default has occurred and is continuing, or, if any such Event of Default or Default has occurred and is continuing, a statement as to the nature thereof and what action

                  Borrower proposes to take with respect thereto, (B) states that the Year 2000 remediation efforts of Borrower and its Subsidiaries are proceeding as scheduled, and (C) indicates whether an auditor, regulator or third party consultant has issued a management letter or other communication regarding any Material Adverse Effect the Year 2000 exposure, program or progress could have on Borrower and its Subsidiaries taken as a whole;

                           (iv) As soon as available  and in no event later than
                  twenty (20) days after the last day of each fiscal month, to Collateral Agent (A) agings of Borrower's and its Subsidiaries' accounts receivable and accounts payable as of the last day of each month, (B) a report of Borrower's and its Subsidiaries' inventory as of the last day of such month, and
                  (C) a certificate in the form of Exhibit K (or other form acceptable to Collateral Agent), appropriately completed (a "Borrowing Base Certificate"), which sets forth the calculation of the Borrowing Base as of such last day of such month, certified by the chief financial officer or treasurer of Borrower;

                           (v) As soon as  possible  and in no event  later than
                  five (5) Business Days after any officer of Borrower knows of the occurrence or existence of (A) any Reportable Event under any Employee Benefit Plan or Multiemployer Plan; (B) any actual or threatened litigation, suits, claims or disputes against Borrower or any of its Subsidiaries involving potential monetary damages payable by Borrower or any of its Subsidiaries of $1,000,000 or more (alone or in the aggregate); (C) any other event or condition which could reasonably be expected to have a Material Adverse Effect; or
                  (D) any Event of Default or Default; the statement of the president or chief financial officer of Borrower setting forth details of such event, condition, Event of Default or Default and the action which Borrower proposes to take with respect thereto;

                           (vi) As soon as  possible  and in no event later than
                  five (5) Business Days after they are sent, made available or filed, copies of all registration statements and reports filed by Borrower with the Securities and Exchange Commission (including 8Q reports) and all reports, proxy statements and financial statements sent or made available by Borrower to its shareholders generally;

                           (vii) As soon as possible  and in no event later than
                  five (5) Business Days after they are filed, copies of all IRS Form 5500 reports for all Employee Benefit Plans required to file such form; and

                           (viii) Such other instruments, agreements, certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of Borrower or any of its Subsidiaries, and compliance by Borrower and its Subsidiaries with the terms of this Restated Credit Agreement and the other Credit Documents as any Agent may from time to time reasonably request.

                  (b) Books and Records. Borrower and its Subsidiaries shall at all times keep proper books of record and account in which full, true and correct entries will be made of their transactions in accordance with GAAP.

                  (c) Inspections. Borrower and its Subsidiaries shall permit any Person designated by Collateral Agent in its sole discretion (including without limitation any Bank that so requests, which request shall not be unreasonably denied), upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of Borrower and its Subsidiaries, to conduct audits of any or all of the Collateral at Borrower's expense, to examine the books of account of Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as Collateral Agent may reasonably request, including, without limitation, an annual audit of the accounts and inventory of Borrower and its Subsidiaries, the fees and expenses of which shall be payable by Borrower pursuant to Subparagraph 8.02(b). Audit fees payable by Borrower in connection with audits of all or any portion of the Collateral shall be charged at a rate of $750 per day per person plus direct costs of travel, lodging and out-of-pocket expenses.

                  (d) Insurance. Each of Borrower and its Subsidiaries shall (i) insure its inventory against such risks, in such amounts and with such insurers satisfactory to the Banks; (ii) carry and maintain additional insurance of the types and in the amounts customarily carried from time to time during the term of this Restated Credit Agreement by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including fire, public liability, property damage and worker's compensation, such insurance to be carried with companies and in amounts satisfactory to the Banks;
         (iii) name Collateral Agent as additional insured or loss payee, as appropriate, on all such insurance; and (iv) deliver to Collateral Agent from time to time, as Collateral Agent may request, schedules setting forth all insurance then in effect and policy endorsements for such insurance naming Collateral Agent as additional insured or loss payee.

                  (e) Governmental Charges and Other Indebtedness. Borrower and its Subsidiaries shall promptly pay and discharge before delinquent (i) all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, except such Governmental Charges as may in good faith be contested or disputed by appropriate proceedings, provided that in each such case appropriate reserves are maintained in accordance with GAAP, (ii) all Indebtedness which, if unpaid, could become a Lien upon the property of Borrower or its Subsidiaries and
         (iii) all other Indebtedness which, if unpaid, could have a Material Adverse Effect, except such Indebtedness as may in good faith be contested or disputed by appropriate proceedings, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

                  (f) Use of Proceeds. Borrower shall use the proceeds of the Revolving Loans only for the purposes set forth in Subparagraph 2.01(g) and Borrower shall request the issuance of Letters of Credit only for the purposes set forth in Subparagraph 2.02(a)(ii). Borrower shall not use any part of the proceeds of any Revolving Loan or any Letter of Credit, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve Borrower or Bank in a violation of Regulations T, U or X issued by the Federal Reserve Board.

                  (g) General Business Operations. Each of Borrower and its Subsidiaries shall (i) preserve and maintain its corporate existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person, the violation of which could have a Material Adverse Effect, (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, and (iv) not change its chief executive office and principal place of business from San Jose, California without ninety (90) days prior written notice to Collateral Agent.

                  (h) Landlord Waivers and Consents. Borrower shall use its best efforts to obtain such landlord waivers and consents, in form and substance satisfactory to Collateral Agent, as Collateral Agent may from time to time request pursuant to which each such landlord shall acknowledge Collateral Agent's and the Banks' senior security interest in all of Borrower's and its Subsidiaries' inventory stored at such locations, disclaim any interest in such inventory and agree to provide Collateral Agent on behalf of the Banks access to remove such inventory.

                  (i) Year 2000 Compatibility. Borrower and its Subsidiaries shall take all acts reasonably necessary to ensure that all software, hardware, firmware, equipment, goods and systems utilized by or material to their business, operations or financial condition will properly perform date sensitive functions before, during and after the year 2000. At the request of Administrative Agent, Borrower shall provide to Administrative Agent such certifications or other evidence of compliance with this Subparagraph 5.01(i) as Administrative Agent may from time to time require.

                  (j) Tenex-Data Acquisition. On or prior to the Tenex Data Acquisition Effective Date, Borrower shall obtain and deliver to Administrative Agent each item listed in Schedule 5.01(j), each in form and substance reasonably satisfactory to the Agents, and with sufficient copies for, the Agents and each Bank.

                  (k) Inventory Appraisal. Borrower covenants that it will complete and deliver to the Collateral Agent and the Banks an inventory appraisal, in form and substance satisfactory to the Collateral Agent and the Banks, within 90 days of the Fourth Amendment Effective Date.

         5.02. Negative Covenants. Until the termination of this Restated Credit Agreement and the satisfaction in full by Borrower of all Obligations, Borrower will comply, and will cause compliance, with the following negative covenants, unless Required Banks or Banks, as the case may be, shall otherwise consent in writing:

                  (a) Indebtedness. Neither Borrower nor any of its Subsidiaries shall create, incur, assume or permit to exist any Indebtedness except for Permitted Indebtedness.

                  (b) Liens. Neither Borrower nor any of its Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for Permitted Liens.

                  (c) Asset Dispositions. Neither Borrower nor any of its Subsidiaries shall sell, lease, transfer or otherwise dispose of any of its assets or property, whether now owned or hereafter acquired, except in the ordinary course of its business.

                  (d) Mergers, Acquisitions, Etc. Neither Borrower nor any of its Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it, or acquire all or substantially all of the assets of any other Person, except that any wholly-owned Subsidiary of Borrower may merge into Borrower or any other wholly-owned Subsidiary of Borrower.

                  (e) Investments. Neither Borrower nor any of its Subsidiaries shall make any Investment except for Permitted Investments.

                  (f) Dividends, Redemptions, Etc. Borrower shall not (i) pay any dividends or make any distributions on its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; (iii) return any capital to any holder of its Equity Securities as such; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or (v) set apart any sum for any such purpose; except that Borrower may pay Permitted Dividends.

                  (g) Capital Expenditures. Borrower and its Subsidiaries shall not pay or incur Capital Expenditures which exceed in aggregate in any fiscal year $5,000,000.

                  (h) Change in Business. Neither Borrower nor any of its Subsidiaries shall engage, either directly or indirectly through Affiliates, in any business substantially different from and not incidental to its present business.

                  (i) Indebtedness Payments. Neither Borrower nor any of its Subsidiaries shall (i) make any payment on the Subordinated
         Indebtedness; (ii) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any other Indebtedness for borrowed money (other than the Obligations) or lease obligations; (iii) amend, modify or otherwise change the subordination provisions of any Subordinated Indebtedness; or (iv) amend, modify or otherwise change the terms of any

         Subordinated Indebtedness or any other Indebtedness for borrowed money (other than the Obligations) or lease obligations so as to accelerate the scheduled repayment thereof.

                  (j) ERISA. Neither Borrower nor any ERISA Affiliate shall (i) adopt or institute any Employee Benefit Plan that is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, (ii) take any action which will result in the partial or complete withdrawal, within the meanings of sections 4203 and 4205 of ERISA, from a Multiemployer Plan, (iii) engage or permit any Person to engage in any transaction prohibited by section 406 of ERISA or section 4975 of the Code involving any Employee Benefit Plan or Multiemployer Plan which would subject either Borrower or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify, (iv) incur or allow to exist any accumulated funding deficiency (within the meaning of section 412 of the Code or section 302 of ERISA), (v) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan, (vi) fail to comply with the requirements of section 4980B of the Code or Part 6 of Title I(B) of ERISA, or (vii) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to section 401(a)(29) of the Code, where singly or cumulatively, the above would have a Material Adverse Effect.

                  (k) Transactions With Affiliates. Neither Borrower nor any of its Subsidiaries shall enter into any Contractual Obligation with any Affiliate or engage in any other transaction with any Affiliate except that Borrower and its Subsidiaries may (i) sell assets to each other for fair value and (ii) engage in other transactions with each other or with Affiliates upon terms at least as favorable to Borrower and its Subsidiaries as arms-length transactions with unaffiliated Persons.

                  (l) Accounting Changes. Neither Borrower nor any of its Subsidiaries shall change (i) its fiscal year (currently January 1 through December 31) or (ii) its accounting practices except as required by GAAP.

                  (m) Financial Covenants. Borrower shall not permit:

                           (i) Its Quick  Ratio to be less than 0.50 to 1.00 for
                  any fiscal quarter;

                           (ii) Its Working Capital to be less than  $60,000,000
                  for any fiscal quarter;

                           (iii) Its Tangible Net Worth, for any fiscal quarter,
                  to be less than the sum of (1) $70,000,000 plus (2) fifty percent (50%) of the sum of Borrower's Net Income After Tax for each quarter (excluding any quarter in which such amount was negative) beginning with the quarter ending June 30, 1998 plus (3) one hundred percent (100%) of the Net Proceeds derived from any issuance by Borrower of Equity Securities minus (4) the net book value assigned to the Almo Warrants in accordance with GAAP;

                           (iv) Its  Leverage  Ratio to be greater  than 3.50 to
                  1.00 for any fiscal quarter;

                           (v) Its  Interest  Coverage  Ratio  (A) for the three
                  quarter period beginning on April 1, 1998 and ending on December 31, 1998 to be less than 2.00 to 1.00; and (B) for any consecutive four-quarter period thereafter to be less than 2:00 to 1:00; or

                           (vi) Its Net Operating Income or Net Income After Tax
                  to be (1) a loss in excess of $350,000 for any quarter or (2) a loss of any amount for any consecutive two-quarter period.

SECTION VI.  DEFAULT.

         6.01. Events of Default. The occurrence or existence of any one or more of the following shall constitute an "Event of Default" hereunder:

                  (a) Borrower shall fail to pay when due any principal, interest or other payment required under the terms of this Restated Credit Agreement or any of the other Credit Documents; or

                  (b) Borrower or any of its Subsidiaries shall fail to observe or perform any covenant, obligation, condition or agreement set forth in clause (v)(D) of Subparagraph 5.01(a), Subparagraph 5.01(c) (but only to the extent Borrower denies such right to conduct inspections to Collateral Agent acting on behalf of the Banks), Subparagraph 5.01(d) or Paragraph 5.02; or

                  (c) Borrower or any of its Subsidiaries shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Restated Credit Agreement or the other Credit Documents and such failure shall continue for ten (10) days; or

                  (d) Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Borrower or any of its Subsidiaries to any Agent or any Bank in or in connection with this Restated Credit Agreement or any of the other Credit Documents, or as an inducement to any Agent or any Bank to enter into this Restated Credit Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

                  (e) Borrower or any of its Subsidiaries shall fail to make any payment when due under the terms of any bond, debenture, note or other evidence of Indebtedness to be paid by such Person (excluding this Restated Credit Agreement and the other Credit Documents but including any other evidence of Indebtedness of Borrower or any of its Subsidiaries to any Bank) and such failure shall continue beyond any period of grace provided with respect thereto, or shall default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of Indebtedness, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause Indebtedness in an aggregate amount of $200,000 or more to become due prior to its stated date of maturity; or

                  (f) Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property,
         (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of affecting any of the foregoing; or

                  (g) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Borrower or any of its Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower or any of its Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty
         (60) days of commencement; or

                  (h) A final judgment or order for the payment of money in excess of $200,000 (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of Borrower) shall be rendered against Borrower or any of its Subsidiaries and the same shall remain undischarged and unpaid for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of Borrower or any of its Subsidiaries and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or

                  (i) Any Credit Document or any material term thereof shall cease to be, or be asserted by Borrower or any of its Subsidiaries not to be, a legal, valid and binding obligation of Borrower or its Subsidiaries enforceable in accordance with its terms; or

                  (j) Any Reportable Event occurs which constitutes grounds for the termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee to administer any Employee Benefit Plan, or any Employee Benefit Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed to administer any Employee Benefit Plan; or

                  (k) One or more conditions exist or events have occurred which might reasonably indicate, or reasonably result in, a Material Adverse Effect.

         6.02. Remedies. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Subparagraph 6.01(f) or 6.01(g)) and at any time thereafter during the continuance of such Event of Default, Administrative Agent may, with the consent of the Required Banks, or shall, upon instructions from the Required Banks, by written notice to Borrower,
(a) terminate the Revolving Loan Commitments, the LC Commitment and the obligations of the Banks and the Issuing Bank to make Revolving Loans, or issue Letters of Credit, as the case may be, (b) declare all outstanding Obligations payable by Borrower hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding, and/or (c) direct Borrower to deliver to Administrative Agent funds in an amount equal to the aggregate stated amount of all outstanding Letters of Credit. Upon the occurrence or existence of any Event of Default described in Subparagraph 6.01(f) or 6.01(g), immediately and without notice, (1) the Revolving Loan Commitments, the LC Commitment and the obligations of the Banks and Issuing Bank to make Revolving Loans or issue Letters of Credit, as the case may be, shall automatically terminate and (2) all outstanding Obligations payable by Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Administrative Agent may exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both. Immediately after taking any action under this Paragraph 6.02, Administrative Agent shall notify each Bank of such action.


SECTION VII.  THE AGENTS AND RELATIONS AMONG BANKS.

         7.01. Appointment, Powers and Immunities. Each Bank hereby appoints and authorizes Administrative Agent and Collateral Agent to act as its agent hereunder and under the other Credit Documents with such powers as are expressly delegated to Administrative Agent or Collateral Agent by the terms of this Restated Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Neither Administrative Agent nor Collateral Agent shall have any duties or responsibilities except those expressly set forth in this Restated Credit Agreement or in any other Credit Document, be a trustee for any Bank or have any fiduciary duty to any Bank. Notwithstanding anything to the contrary contained herein, neither Administrative Agent nor Collateral Agent shall be required to take any action which is contrary to this Restated Credit Agreement or any other Credit Document or applicable law. Neither Administrative Agent nor Collateral Agent nor any Bank shall be responsible to any other Agent or Bank for any recitals, statements, representations or warranties made by Borrower or any Subsidiary contained in this Restated Credit Agreement or in any other Credit Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Restated Credit Agreement, or any other Credit Document or for any failure by Borrower or any Subsidiary to perform their respective obligations hereunder or thereunder. Administrative Agent and Collateral Agent may employ agents and attorneys-in-fact and shall not be responsible to any other Agent or Bank for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Administrative Agent nor Collateral Agent nor any of their respective directors, officers, employees or agents shall be responsible to any other Agent or any Bank for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Except as otherwise provided under this Restated Credit Agreement, Administrative Agent and Collateral Agent shall take such action with respect to the Credit Documents as shall be directed by the Required Banks.

         7.02. Reliance by Agents. Administrative Agent and Collateral Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile or telex) reasonably believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Administrative Agent and Collateral Agent with reasonable care. As to any other matters not expressly provided for by this Restated Credit Agreement, neither Administrative Agent nor Collateral Agent shall be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Banks and shall in all cases be fully protected by the Banks in acting, or in refraining from acting, hereunder or under any other Credit Document in accordance with the instructions of the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

         7.03. Defaults. Neither Administrative Agent nor any Collateral Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless Administrative Agent and Collateral Agent have received a notice from any other Agent, a Bank or Borrower, referring to this Restated Credit Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default". If Administrative Agent or Collateral Agent receives such a notice of the occurrence of a Default or Event of Default, such Agent shall give prompt notice thereof to the other Agent and the Banks. Administrative Agent and Collateral Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks or all of the Banks if unanimity is required; provided, however, that until Administrative Agent and Collateral Agent shall have received such directions, Administrative Agent and Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as they shall deem advisable in the best interest of the Banks.

         7.04. Indemnification. Without limiting the Obligations of Borrower hereunder, each Bank agrees to indemnify Administrative Agent and Collateral Agent, ratably in accordance with their Proportionate Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Administrative Agent and Collateral Agent in any way relating to or arising out of this Restated Credit Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents; provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from Administrative Agent's and/or Collateral Agent's gross negligence or willful misconduct. Administrative Agent and Collateral Agent shall be fully justified in refusing to take or to continue to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         7.05. Non-Reliance. Each Bank represents that it has, independently and without reliance on Administrative Agent, Collateral Agent, or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower and the Subsidiaries and decision to enter into this Restated Credit Agreement and agrees that it will, independently and without reliance upon Administrative Agent, Collateral Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Restated Credit Agreement. Neither Administrative Agent nor Collateral Agent nor any Bank shall be required to keep informed as to the performance or observance by Borrower or any Subsidiary of the obligations under this Restated Credit Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of Borrower or any Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by Administrative Agent and/or Collateral Agent hereunder, neither Administrative Agent nor Collateral Agent nor any Bank shall have any duty or responsibility to provide any other Agent or any Bank with any credit or other information concerning Borrower or any Subsidiary, which may come into the possession of any Agent, or such Bank or any of its or their Affiliates. Administrative Agent and Collateral Agent shall provide each Bank with copies of any Credit Documents and any other documents, instruments and agreements delivered to Administrative Agent and/or Collateral Agent in connection therewith requested by such Bank.

         7.06. Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, Administrative Agent may resign at any time by giving notice thereof to the Banks, and Administrative Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Administrative Agent, which Administrative Agent shall be reasonably acceptable to Borrower. If no successor Administrative Agent shall have been appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a bank having a combined capital, surplus and retained earnings of not less than U.S. $250,000,000 and which shall be reasonably acceptable to Borrower. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring
Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         7.07. Resignation or Removal of Collateral Agent. Subject to the appointment and acceptance of a successor Collateral Agent as provided below, Collateral Agent may resign at any time by giving notice thereof to Administrative Agent and the Banks, and Collateral Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Collateral Agent, which Collateral Agent shall be reasonably acceptable to Borrower. If no successor Collateral Agent shall have been appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent's giving of notice of resignation or the Required Banks' removal of the retiring Collateral Agent, then Administrative Agent may, on behalf of the Banks, appoint a successor Collateral Agent, which shall be a Bank under this Agreement and which shall be reasonably acceptable to Borrower. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Section VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent.

         7.08. Agents in their Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with Borrower and its Subsidiaries and affiliates as though such Agent were not an Agent hereunder. With respect to Revolving Loans made and Letters of Credit issued, if any, by CB&T or UBOC as a Bank, CB&T and UBOC shall have the same rights and powers under this Restated Credit Agreement and the other Credit Documents as any other Bank and may exercise the same as though it were not an Agent, and the terms "Bank" or "Banks" shall include CB&T and UBOC in their individual capacity.

         7.09. Co-Agents. None of the Banks identified herein as a "co-agent" shall have any right, power, obligation, liability, responsibility or duty under this Restated Credit Agreement or any other Credit Document other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as a "co-agent" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks identified as a "co-agent" in deciding to enter into this Restated Credit Agreement or in taking or not taking action hereunder.

         7.10. Assignment and Delegation. Collateral Agent may from time to time
(i) assign or transfer all or any portion of its rights, benefits or privileges as "collateral agent" hereunder or under any of the other Credit Documents to one or more Banks and/or (ii) delegate to or subcontract with, or authorize or appoint one or more Banks to perform all or any portion of the duties, covenants or obligations to be performed by Collateral Agent in its capacity as "collateral agent" hereunder or under any of the other Credit Documents. Any such other Bank shall be entitled to all of the indemnities, immunities and other protective provisions that Collateral Agent is entitled to hereunder as if such other Bank were named as "Collateral Agent" hereunder. Collateral Agent shall not be responsible to any other Agent or Bank for the negligence or misconduct of any such other Bank.

SECTION VIII.  MISCELLANEOUS.


         8.01. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower, any Bank or any Agent under this Restated Credit Agreement or the other Credit Documents shall be in writing and faxed, mailed or delivered, if to Borrower, Administrative Agent or Collateral Agent, at its respective facsimile number or address set forth below, if to any Bank, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Bank in Schedule I, or if to Issuing Bank, at the address or facsimile number indicated in a notice given by Issuing Bank to the other parties from time to time (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other party). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt;
(c) when delivered by hand, upon delivery; and (d) when sent by facsimile, upon confirmation of receipt; provided, however, that any notice delivered to Administrative Agent or Issuing Bank under Section II shall not be effective until received by such Person.


    Administrative Agent:     California Bank & Trust
                              320 California Street, Suite 600
                              San Francisco, CA 94104
                              Attn:  Relationship Manager - Bell
                                         Microproducts
                              Telephone: (415) 445-8725
                              Facsimile: (415) 296-9617


    Collateral Agent:         Union Bank of California, N.A.
                              Northern California Commercial Banking Group
                              350 California Street, 10th Floor
                              San Francisco, CA 94104
                              Attention: William Hinch
                                         Vice President
                              Telephone: (415) 705-7028
                              Facsimile: (415) 705-7111

    Borrower:                 Bell Microproducts Inc.
                              1941 Ringwood Avenue
                              San Jose, California 95131
                              Attention: Mr. Remo Canessa
                                         Vice President, Chief Financial Officer
                              Telephone: (408) 467-2773
                              Facsimile: (408) 451-1632

Each Notice of Revolving Loan Borrowing, Notice of Revolving Loan Conversion or, Notice of Revolving Loan Interest Period Selection or LC Application (or copy thereof, as the case may be) shall be given by Borrower to Administrative Agent, and in the case of an LC Application, to Issuing Bank, to the office of such Person located at the address referred to above during Administrative Agent's normal business hours; provided, however, that any such notice received by Administrative Agent after 12:00 noon on any Business Day shall be deemed received by Administrative Agent on the next Business Day. In any case where this Restated Credit Agreement authorizes notices, requests, demands or other communications by Borrower to any Agent or any Bank to be made by telephone or facsimile, such Agent or Bank may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by such Agent or Bank is such a person.

         8.02. Expenses. Borrower shall pay within thirty (30) days of a written demand therefor, whether or not any Revolving Loan is made or any Letter of Credit is issued hereunder, (a) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by any Agent in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Restated Credit Agreement and the other Credit Documents, and the preparation, execution and delivery of amendments and waivers hereunder and thereunder, (b) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by any Agent in connection with the exercise of its duties (including permitted audits and inspections) under this Restated Credit Agreement and the other Credit Documents, and (c) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by any Agent and the Banks in the enforcement or attempted enforcement of any of the Obligations or in preserving any of the Agent's or the Banks' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding involving Borrower or any of its Subsidiaries). As used herein, the term "reasonable attorneys' fees and expenses" shall include, without limitation, allocable costs and expenses of each Agent's and each Bank's in-house legal counsel and staff.

         8.03. Indemnification. To the fullest extent permitted by law, Borrower agrees to protect, indemnify, defend and hold harmless Agents and the Banks and their respective directors, officers, employees, agents and any affiliate thereof ("Indemnitees") from and against any liabilities, losses, damages or expenses of any kind or nature and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to the Credit Documents, including without limitation any use by Borrower of any proceeds of the Revolving Loans, except to the extent such liability arises from the willful misconduct or gross negligence of (a) any Agent acting on behalf of the Banks or (b) such Indemnitee. Upon receiving knowledge of any suit, claim or demand asserted by a third party that any Agent or any Bank believes is covered by this indemnity, such Agent or such Bank shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to such Agent or such Bank, as the case may be. Such Agent or such Bank may also require Borrower to defend the matter. Any failure or delay of any Agent or any Bank to notify Borrower of any such suit, claim or demand shall not relieve Borrower of its obligations under this Paragraph 8.03 but shall reduce such obligations to the extent of any increase in those obligations caused solely by an such unreasonable failure or delay. The obligations of Borrower under this Paragraph
8.03 shall survive the payment and performance of the Obligations.

         8.04. Waivers; Amendments. Any term, covenant, agreement or condition of this Restated Credit Agreement or any other Credit Document may be amended or waived if such amendment or waiver is in writing and is signed by Borrower and the Required Banks; provided, however that:

                  (a) Any amendment, waiver or consent which (i) increases the Total Revolving Loan Commitment, (ii) extends the Revolving Loan
         Maturity Date, (iii) reduces the principal of or interest on any Revolving Loan or any fees or other amounts payable for the account of the Banks hereunder, (iv) increases the LC Commitment or extends the LC Facility Expiration Date, (v) postpones any date fixed for any payment of the principal of or interest on any Revolving Loans or Reimbursement Obligations or any fees or other amounts payable for the account of the Banks hereunder or thereunder, (v) amends this Paragraph 8.04, (vi) amends the definition of Borrowing Base, Eligible Accounts, Eligible Inventory or Required Banks, (vii) releases any part of the Collateral other than an immaterial part of the Collateral, (viii) releases any Guarantor from its Guaranty or decreases the amount of the obligations guaranteed by such Guarantor under its Guaranty, or (ix) amends Subparagraph 5.02(m) must be in writing and signed by all Banks;


                  (b) Any amendment, waiver or consent which increases or decreases the Revolving Loan Commitment or Proportionate Share of any Bank must be in writing and signed by such Bank;

                  (c) Any amendment, waiver or consent which increases the LC Commitment or otherwise affects the rights or obligations of Issuing Bank must be in writing and signed by Issuing Bank; and

                  (d) Any amendment, waiver or consent which affects the rights of any Agent must be in writing and signed by such Agent.

No failure or delay by any Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         8.05.    Successors and Assigns.

                  (a) Binding Effect. This Restated Credit Agreement and the other Credit Documents shall be binding upon and inure to the benefit of Borrower, the Banks, the Agents, all future holders of the Revolving Loan Notes and their respective successors and permitted assigns, except that Borrower may not assign or transfer any of its rights or obligations under any Credit Document without the prior written consent of the Agents and each Bank. All references in this Restated Credit Agreement to any Person shall be deemed to include all successors and assigns of such Person.

                  (b) Participations. Any Bank may, in the ordinary course of its commercial lending business and in accordance with applicable law, at any time sell to one or more banks or other financial institutions ("Participants") participating interests in any Revolving Loan owing to such Bank, any Revolving Loan Note held by such Bank, any Revolving Loan Commitment of such Bank or any other interest of such Bank under this Restated Credit Agreement and the other Credit Documents without the consent of any other party hereto; provided, however, that a Bank may not sell a participation which would increase the Taxes payable by Borrower under Paragraph 2.11 without the consent of Borrower. In the event of any such sale by a Bank of participating interests to a
         Participant, such Bank's obligations under this Restated Credit Agreement to the other parties to this Restated Credit Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Revolving Loan Note for all purposes under this Restated Credit Agreement and Borrower and the Agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Restated Credit Agreement; provided, however, that any agreement pursuant to which any Bank sells a participating interest to a Participant may require the selling Bank to obtain the consent of such Participant in order for such Bank to agree in writing to any amendment of a type specified in clause (a)(i), (a)(ii),
         (a)(iii) or (a)(iv) of Paragraph 8.04. Borrower also agrees that any Bank which has transferred all or part of its interests in the Revolving Loan Commitments and the Revolving Loans to one or more Participants shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Bank under 2.10, Paragraph 2.11, and Paragraph 2.12, as if such Bank had not made such transfer.

                  (c) Assignments. Any Bank may, in the ordinary course of its commercial lending business and in accordance with applicable law, at any time, sell and assign to any Bank, any affiliate of a Bank or any other bank or financial institution (individually, an "Assignee Bank") all or a portion of its rights and obligations under this Restated Credit Agreement and the other Credit Documents (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an assignment agreement in the form of Exhibit L (an "Assignment Agreement"), executed by each Assignee Bank and such assignor Bank (an "Assignor Bank") and delivered to Administrative Agent for its acceptance and recording in the Register; provided, however, that:

                           (i) Without the written consent of Borrower and Administrative Agent (which consent of Borrower and Administrative Agent shall not be unreasonably withheld), no Bank may make any Assignment to any Assignee Bank which is not, immediately prior to such Assignment, a Bank hereunder or an affiliate which controls, is controlled by or is under common control with a Bank hereunder;

                           (ii) Without the written consent of Borrower and Administrative Agent (which consent of Borrower and Administrative Agent shall not be unreasonably withheld), no Bank may make any Assignment to any Assignee Bank unless, after giving effect to such Assignment, (A) the Revolving Loan Commitment of the Assignee Bank is $5,000,000 or an integral multiple thereof and (B) the Revolving Loan Commitment of the Assignor Bank is either (1) $0, if the Assignor Bank has assigned its entire Revolving Loan Commitment, or (2) $5,000,000 or an integral multiple thereof, if the Assignor
                  Bank has assigned less than its entire Revolving Loan Commitment; and

                           (iii) No Bank may make any Assignment  which does not
                  assign and delegate an equal pro rata interest in such Bank's Revolving Loans, Revolving Loan Commitment and all other rights, duties and obligations of such Bank under this Restated Credit Agreement and the other Credit Documents.

         Upon such execution, delivery, acceptance and recording of each Assignment Agreement, from and after the Assignment Effective Date determined pursuant to such Assignment Agreement, (A) each Assignee Bank thereunder shall be a Bank hereunder with a Revolving Loan Commitment as set forth on Attachment 1 to such Assignment Agreement and shall have the rights, duties and obligations of such a Bank under this Restated Credit Agreement and the other Credit Documents, and (B) the Assignor Bank thereunder shall be a Bank with a Revolving Loan Commitment as set forth on Attachment 1 to such Assignment Agreement, or, if the Revolving Loan Commitment of the Assignor Bank has been reduced to $0, the Assignor Bank shall cease to be a Bank; provided, however, that any such Assignor Bank which ceases to be a Bank shall continue to be entitled to the benefits of any provision of this Restated Credit Agreement which by its terms survives the termination of this Restated Credit Agreement. Each Assignment Agreement shall be deemed to amend Schedule I to the extent, and only to the extent, necessary to reflect the addition of each Assignee Bank, the deletion of each Assignor Bank which reduces its Revolving Loan Commitment to $0, and the resulting adjustment of Revolving Loan Commitments arising from the purchase by each Assignee Bank of all or a portion of the rights and obligations of an Assignor Bank under this Restated Credit Agreement and the other Credit Documents. On or prior to the Assignment Effective Date determined pursuant to each Assignment Agreement, Borrower, at Assignor Bank's expense, shall execute and deliver to Administrative Agent, in exchange for the surrendered Revolving Loan Note of the Assignor Bank thereunder, a new Revolving Loan Note to the order of each Assignee Bank thereunder (with each new Revolving Loan Note to be in an amount equal to the Revolving Loan Commitment assumed by such Assignee Bank) and, if the Assignor Bank is continuing as a Bank hereunder, a new Revolving Loan Note to the order of the Assignor Bank (with the new
         Revolving Loan Note to be in an amount equal to the Revolving Loan Commitment retained by it). Each such new Revolving Loan Note shall be dated the Effective Date and otherwise be in the form of the Revolving Loan Note replaced thereby (provided that Borrower shall not be obligated to pay any additional interest to any Assignee Bank in respect of any principal payments made prior to the Effective Date of the Assignment to such Assignee Bank). The Revolving Loan Notes surrendered by the Assignor Bank shall be returned by Administrative Agent to Borrower marked "replaced". Each Assignee Bank which was not previously a Bank hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a Bank, deliver to Borrower and Administrative Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Bank is entitled to receive payments under this Restated Credit Agreement without deduction or withholding of any United States federal income taxes.

                  (d) Register. Administrative Agent shall maintain at its address referred to in Paragraph 8.01 a copy of each Assignment
         Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Banks and the Revolving Loan Commitments of each Bank from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Borrower, Administrative Agent and the Banks may treat each Person whose name is recorded in the Register as the owner of the Revolving Loans recorded therein for all purposes of this Restated Credit Agreement. The Register shall be available for inspection by Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Registration. Upon its receipt of an Assignment Agreement executed by an Assignor Bank and an Assignee Bank (and, to the extent required by Subparagraph 8.05(c), by Borrower and Administrative Agent), together with payment to Administrative Agent by the Assignor Bank of a registration and processing fee of $2,500, Administrative Agent shall (i) promptly accept such Assignment Agreement and (ii) on the Effective Date of the Assignment determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Banks and Borrower. Administrative Agent may, from time to time at its election, prepare and deliver to the Banks and Borrower a revised Schedule I reflecting the names, addresses and respective Revolving Loan Commitments of all Banks then parties hereto.

                  (f) Collateral Security. Notwithstanding any other provision contained in this Restated Credit Agreement and any other Credit Document to the contrary, any Bank may assign all or any portion of the Revolving Loans held by it to any Federal Reserve Bank or the United States Treasury as collateral security, provided that any payment in respect of such assigned Revolving Loan made by Borrower to or for the account of the assigning or pledging Bank in accordance with the terms of this Restated Credit Agreement shall satisfy Borrower's obligations hereunder in respect of such assigned Revolving Loans to the extent of such payment. No such assignment shall release the assigning Bank from its obligations hereunder.

                  (g) Confidentiality. The Agents and the Banks may disclose the Credit Documents and any financial or other information relating to Borrower or any Subsidiary to each other or to any Participant or Assignee Bank or potential Participant or Assignee Bank which is not a direct competitor of Borrower and which agrees in writing to maintain the confidentiality thereof in accordance with safe and sound lending practices.

         8.06.    Setoff; Security Interest.

                  (a) Setoff. In addition to any rights and remedies of the Banks provided by law, each Bank shall have the right without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of a Default or an Event of Default, to set-off and apply against any Obligations of Borrower to such Bank which are then due and payable, any amount owing from such Bank to Borrower, at or at any time after, the happening of any of the above mentioned events, and as security for such Obligations, Borrower hereby grants to each Bank a continuing security interest in any and all deposits, accounts or moneys of Borrower then or thereafter maintained with such Bank, subject in each case to Subparagraph 2.09(b). The aforesaid right of set-off may be exercised by such Bank against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Bank prior to the occurrence of a Default or an Event of Default. Each Bank agrees promptly to notify Borrower after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  (b) Security Interest. As security for the Obligations, Borrower hereby grants to each Bank, for the benefit of all Banks, a continuing security interest in any and all deposit accounts or moneys of Borrower now or hereafter maintained with such Bank. Each Bank shall have all of the rights of a secured party with respect to such security interest.

         8.07. No Third Party Rights. Nothing expressed in or to be implied from this Restated Credit Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Restated Credit Agreement or under or by virtue of any provision herein.

         8.08. Partial Invalidity. If at any time any provision of this Restated Credit Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Restated Credit Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         8.09.    Arbitration.

                  (a) This Paragraph 8.09 concerns the resolution of any controversies or claims between or among Borrower, any Bank and any Agent, including but not limited to those that arise from:

                           (i) This Restated Credit Agreement or any other Credit Document;

                           (ii) Any violation of this Restated Credit  Agreement
                  or any other Credit Document; or

                           (iii) Any claims for damages resulting from any business conducted between Borrower and any Bank or any Agent, including claims for injury to persons, property or business interests.

                  (b) At the request of Borrower, any Bank or any Agent, any controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Restated Credit Agreement provides that it is governed by California law.

                  (c) Arbitration proceedings will be administered by the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within the California county of San Francisco. Borrower, the Banks and any Agent expressly agree that the arbitrator(s) (i) shall apply contract law and
         (ii) shall not be empowered to make any award which a California court is not empowered to make or any award for punitive damages.

                  (d) For purposes of the application of the statute of limitations, the filing of an arbitration pursuant to this paragraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this paragraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and if so to dismiss the arbitration on that basis.

                  (e) If there is a dispute as to whether an issue is arbitrable, the arbitrators will have the authority to resolve any such dispute.

                  (f) The decision that results from an arbitration proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                  (g) The procedure described above will not apply if the controversy or claim, at the time of the proposed submission to arbitration arises from or relates to an obligation to Bank secured by real property located in California. If the obligation is secured by real property, Borrower, each Bank and each Agent must consent to submission of the claim or controversy to arbitration. If all parties do not consent to arbitration, the controversy or claim will be settled as follows:

                           (i) Borrower, the Banks and the Agents will designate
                  a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                           (ii)  The   designated   referee  (or  the  panel  of
                  referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                           (iii) The  referee (or the  presiding  referee of the
                  panel) will be an active attorney or a retired judge; and

                           (iv) The award that  results from the decision of the
                  referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                  (h) This Paragraph 8.09 does not limit the right of Borrower, any Bank or any Agent to:

                           (i) Exercise self-help remedies such as setoff;

                           (ii) Foreclose against or sell any real or personal property collateral; or

                           (iii) Take action in a court of law,  before,  during
                  or after the arbitration proceeding to obtain an interim remedy or additional or supplementary remedies.

                  (i) The pursuit of or a decision in an action for interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of Borrower, any Bank or any Agent, including the suing party, to submit the controversy or claim to arbitration.

         8.10. Jury Trial. EACH OF BORROWER, THE BANKS AND THE AGENTS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS RESTATED CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT NOT RESOLVED PURSUANT TO PARAGRAPH 8.09.

         8.11. Counterparts. This Restated Credit Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

SECTION IX.  EFFECTIVE DATE OF RESTATED CREDIT AGREEMENT.

         9.01. Effective Date. This Restated Credit Agreement shall become effective on a Business Day on or prior to November 12, 1998 as designated by Borrower in a written notice to Administrative Agent (the "Effective Date"), subject to receipt by Administrative Agent (a) at least three (3) Business days prior to the Effective Date of Borrower's written notice designating the Effective Date and (b) on or prior to the Effective Date, of each item listed in
Schedule 3.01, each in form and substance reasonably satisfactory to the Banks, and with sufficient copies for, each Agent and each Bank.

         9.02. Loans Under Existing Credit Agreement. On the Effective Date, all loans outstanding under the Existing Credit Agreement shall be deemed to be Revolving Loans made by each of the Banks under this Restated Credit Agreement, and all accrued unpaid interest thereon shall begin to accrue interest at the rates set forth in this Restated Credit Agreement.

         9.03. Effect. On and after the Effective Date, this Restated Credit Agreement, the Borrower Security Agreement and the Borrower Pledge Agreement shall amend, restate in their entirety and replace, without novation, the Existing Credit Agreement, the Amended and Restated Security Agreement dated as of May 23, 1995 executed by Borrower in favor of Administrative Agent (the "Existing Borrower Security Agreement") and the Amended and Restated Pledge Agreement dated as of May 23, 1995 executed by Borrower in favor of Administrative Agent (the "Existing Borrower Pledge Agreement"), respectively; provided, however, that the execution and delivery of this Restated Credit Agreement, the Borrower Security Agreement and the Borrower Pledge Agreement and the other Credit Documents shall not (a) operate as a waiver of any right, power or remedy of the Banks under the Existing Credit Agreement, the Existing Security Agreement or the Existing Pledge Agreement, except to the extent expressly waived in this Restated Credit Agreement, the Borrower Security Agreement, the Borrower Pledge Agreement or the other Credit Documents, or (b) extinguish or impair any obligations of Borrower under the Existing Credit Agreement, the Existing Security Agreement or the Existing Pledge Agreement except to the extent any such obligation is actually satisfied by Borrower.

                      [The next page is the signature page]

         IN WITNESS WHEREOF, Borrower, the Banks, Administrative Agent and Collateral Agent have caused this Restated Credit Agreement to be executed as of the day and year first above written.

BORROWER:                                         BELL MICROPRODUCTS INC.


                                                  By:________________________
                                                       Name:
                                                       Title:


ADMINISTRATIVE AGENT:                             CALIFORNIA BANK & TRUST,
                                                  As Administrative Agent

                                                  By:________________________
                                                       Name:
                                                       Title:


                                                  By:________________________
                                                       Name:
                                                       Title:


COLLATERAL AGENT:                                 UNION BANK OF CALIFORNIA, N.A.
                                                  As Collateral Agent

                                                  By:________________________
                                                       Name:
                                                       Title:


BANKS:                                            CALIFORNIA BANK & TRUST,
                                                  As a Bank

                                                  By:________________________
                                                       Name:
                                                       Title:


                                                  By:________________________
                                                       Name:
                                                       Title:

                                                 UNION BANK OF CALIFORNIA, N.A.


                                                 By:___________________________
                                                      Name:
                                                      Title:


                                                 SANWA BANK CALIFORNIA,
                                                 As a Bank

                                                 By:___________________________
                                                      Name:
                                                      Title:


                                                 COMERICA BANK-CALIFORNIA,
                                                 As a Bank

                                                 By:___________________________
                                                      Name:
                                                      Title:


                                                 U.S. BANK NATIONAL ASSOCIATION,
                                                 As a Bank

                                                 By:___________________________
                                                      Name:
                                                      Title:


                                                 By:___________________________
                                                      Name:
                                                      Title:

                                                 IBM CREDIT CORPORATION,
                                                 As a Bank

                                                 By:___________________________

                                                      Name:
                                                      Title:

                                   SCHEDULE I

                                      BANKS

                     Bank                              Revolving Loan Commitment

CALIFORNIA BANK & TRUST                                       $30,000,000

Applicable Lending Office: 465 California
Street, First FloorSan Francisco, CA 94104

Address for Notices: 465 California Street,
First Floor San Francisco, CA 94104
Attn: Relationship Manager Bell Microproducts
Telephone: (415) 875-1445
Facsimile (415) 875-1456

UNION BANK OF CALIFORNIA, N.A.                                $30,000,000

Applicable Lending Office: 99 Almaden Boulevard,
2nd Floor San Jose, CA  95133

Address for Notices: Northern California
Commercial Banking Group 350 California Street,
10th Floor San Francisco, CA  94104
Attention:  William Hinch Vice President
Telephone: (415)705-7028
Facsimile  (415) 705-7111

COMERICA BANK - CALIFORNIA                                    $30,000,000

Applicable Lending Office: California
Corporate Banking 155 Grand Avenue,
Suite 402 Oakland, CA 94612

Address for Notices: California Corporate
Banking 155 Grand Avenue, Suite 402
Oakland, CA 94612 Attn:  Scott Smith
Telephone: (510) 645-2202
Facsimile  (510) 645-2220

SANWA BANK CALIFORNIA                                         $20,000,000

Applicable Lending Office:San Jose
CBC220 Almaden Boulevard San Jose, CA
95113-2003

Address for Notices: 220 Almaden Boulevard
San Jose, CA  95113-2003
Attn: Clifford M. Wallace
Telephone: (408) 297-6500
Facsimile  (408) 292-4092

U.S. BANK NATIONAL ASSOCIATION                                $20,000,000
Applicable Lending Office:
U.S. Bank National Association
Corporate Banking Center
2890 North Main Street
Walnut Creek, CA  94596

Address for Notices:
U.S. Bank National Association
California Corporate Banking
2890 North Main Street
Walnut Creek, CA
94596
Attn: Michael Powell
Telephone: (925) 942-9489
Facsimile  (925) 945-6919

IBM CREDIT CORPORATION                                        $30,000,000

Applicable Lending Office:
IBM Credit Corporation
5000 Executive Parkway, Suite 450
San Ramon, CA  94583

Address for Notices:
IBM Credit Corporation
5000 Executive Parkway, Suite 450
San Ramon, CA  94583
Attn: Region Manager, West
Telephone: (925) 277-5600
Facsimile: (925) 277-5675

                                   SCHEDULE II

                                  PRICING GRID

                           LEVEL 1    LEVEL 2    LEVEL 3    LEVEL 4    LEVEL 5
                           PERIOD     PERIOD     PERIOD     PERIOD     PERIOD

APPLICABLE
MARGINS:                   1.45%      1.65%      1.85%      2.05%      2.25%


                                   EXPLANATION

1. The Applicable Margin for each Revolving LIBOR Loan will be set for each Pricing Period and will vary depending upon whether such period is a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period or a Level 5 Period.

2. The first Pricing Period, which commences on the November 12, 1998 and ends on February 28, 1999, will be a Level 3 Period.

3. Each Pricing Period thereafter will be a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period or a Level 5 Period depending upon Borrower's Leverage Ratio (as calculated pursuant to the definition of "Leverage Ratio" set forth in Schedule 1.01) for the most recent fiscal quarter period ending prior to the first day of such Pricing Period as follows:

         (a) If, during any Pricing Period, Borrower's Leverage Ratio is less than 2.00 to 1.00, Borrower's pricing will be a Level 1 Period.

         (b) If, during any Pricing Period, Borrower's Leverage Ratio is greater than or equal to 2.00 to 1.00 but less than or equal to 2.50 to 1.00, Borrower's pricing will be a Level 2 Period.

         (c) If, during any Pricing Period, Borrower's Leverage Ratio is greater than 2.50 to 1.00 but less than or equal to 3.00 to 1.00, Borrower's pricing will be a Level 3 Period.

         (d) If, during any Pricing Period, Borrower's Leverage Ratio is greater than 3.00 to 1.00 but less than or equal to 3.25 to 1.00, Borrower's pricing will be a Level 4 Period.

         (e) If, during any Pricing Period, Borrower's Leverage Ratio is greater than 3.25 to 1.00, Borrower's pricing will be a Level 5 Period.

                                  SCHEDULE 1.01

                                   DEFINITIONS

         "Adjusted Net Income" shall mean, with respect to any Person for any period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:

                  (a) The net income or net loss of such Person and its Subsidiaries for such period before provision for income taxes or interest;

                                      minus

                  (b) The sum of (i) all extraordinary and non-recurring income of such Person and its Subsidiaries accruing during such period (to the extent added in calculating net income or loss in clause (a) above) and
         (ii) all dividends paid or declared by such Person and its Subsidiaries during such period (except for dividends paid or payable to such Person or any of its wholly-owned Subsidiaries).

         "Adjusted Total Liabilities" shall mean, with respect to any Person for any period, the sum of the following:

                  (a) The total liabilities of such Person and its Subsidiaries (determined on a consolidated basis in accordance with GAAP);

                                      plus

                  (b) To the  extent  not  included  in clause  (a)  above,  all liabilities of such Person and its Subsidiaries under or with respect to (i) Synthetic Leases and (ii) letters of credit, banker's acceptances or other similar facilities.

         "Administrative Agent" shall have the meaning given to that term in clause (3) of the introductory paragraph hereof.

         "Affiliate" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5%) or more of any class of Equity Securities of such Person, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (c) each of such Person's employees, officers, directors, joint venturers and partners; provided, however, that in no case shall any Agent or any Bank be deemed to be an Affiliate of Borrower or any of its Subsidiaries for purposes of this Restated Credit Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         "Agents" shall mean Administrative Agent and Collateral Agent.


                                     1.01-1

         "Agent's Fee Letter" shall mean the letter agreement dated as of the Fourth Amendment Effective Date among Borrower, Administrative Agent, Collateral Agent and Comerica Bank - California.

         "Almo" shall mean Almo corporation, a Pennsylvania corporation.

         "Almo Warrant" shall mean, collectively, the warrants issued by Borrower to Almo in connection with Borrower's acquisition of substantially all of the assets of Almo's computer products division entitling Almo or any subsequent holder thereof to convert such warrants into no more than 350,000 shares of Equity Securities issued by Borrower.

         "Applicable Lending Office" shall mean, with respect to any Bank, (a) initially, its office designated as such in Schedule I (or, in the case of any Bank which becomes a Bank by an Assignment pursuant to Subparagraph 8.05(c), its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices of such Bank may designate to Administrative Agent as the office at which such Bank's Revolving Loans will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Bank's Revolving Loans will thereafter be made.

         "Applicable Margin" shall mean, with respect to any Revolving LIBOR Loan at any time, the per annum margin which is determined pursuant to the Pricing Grid and added to the LIBO Rate for such Revolving LIBOR Loan. The Applicable Margins shall be determined as provided in the Pricing Grid and may change for each Pricing Period.

         "Assignee   Bank"  shall  have  the  meaning  given  to  that  term  in
Subparagraph 8.05(c).

         "Assignment" shall have the meaning given to that term in Subparagraph 8.05(c).

         "Assignment Agreement" shall have the meaning given to that term in Subparagraph 8.05(c).

         "Assignment Effective Date" shall have, with respect to each Assignment Agreement, the meaning set forth therein.

         "Assignor   Bank"  shall  have  the  meaning  given  to  that  term  in
Subparagraph 8.05(c).

         "Banks" shall have the meaning given to that term in clause (2) of the introductory paragraph hereof. Unless otherwise indicated, the term "Banks" shall include any Bank acting as Issuing Bank but not in its capacity as such.

         "Bell Canada" shall mean Bell Microproducts Canada Inc., a California corporation and a wholly-owned Subsidiary of Borrower.

         "Bell Canada Guaranty" shall have the meaning given to that term in Subparagraph 2.13(a).


                                     1.01-2

         "Bell Canada Pledge Agreement" shall have the meaning given to that term in Subparagraph 2.13(b).

         "Bell-Future Tech" shall mean Bell Microproducts-Future Tech, Inc., a California corporation and a wholly-owned Subsidiary of the Borrower.

         "Bell-Future Tech Security Documents" shall have the meaning given to that term in Subparagraph 2.13(c).

         "Bell-Future Tech Guaranty" shall have the meaning given to that term in Subparagraph 2.13(c).

         "Bell-Future Tech Security Agreement" shall have the meaning given to that term in Subparagraph 2.13(c).

         "Bell-Tenex" shall mean Bell Microproducts Canada-Tenex Data ULC, a Nova Scotia, Canada unlimited liability company and a wholly-owned Subsidiary of Bell Canada.

         "Bell-Tenex Canadian Security Documents" shall have the meaning given to that term in Subparagraph 2.13(b).

         "Bell-Tenex Guaranty" shall have the meaning given to that term in Subparagraph 2.13(b).

         "Bell-Tenex Security Agreement" shall have the meaning given to that term in Subparagraph 2.13(b).

         "Borrower" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

         "Borrower Pledge Agreement" shall have the meaning given to that term in Subparagraph 2.13(a).

         "Borrower Security Agreement" shall have the meaning given to that term in Subparagraph 2.13(a).

         "Borrowing Base" shall have the meaning given to that term in Subparagraph 2.03(a).

         "Borrowing Base Certificate" shall have the meaning given to that term in Subparagraph 5.01(a).

         "Business Day" shall mean any day on which (a) commercial banks are not authorized or required to close in San Francisco, California or New York, New York and (b) if such Business Day is related to a Revolving LIBOR Loan, dealings in Dollar deposits are carried out in the London interbank market.


                                     1.01-3

         "Capital Adequacy Requirement" shall have the meaning given to that term in Subparagraph 2.10(d).


         "Capital Asset" shall mean, with respect to any Person, tangible property owned or leased (in the case of a Capital Lease) by such Person, or any expense incurred by any Person that is required by GAAP to be reported as an asset on such Person's balance sheet.

         "Capital Event" shall mean the sale or issuance by Borrower of Borrower's Equity Securities or Subordinated Indebtedness in one transaction or a series of related transaction (other than in connection with the conversion of the Almo Warrant or any stock option or similar plan of Borrower created in the normal course of Borrower's business).

         "Capital Expenditures" shall mean, with respect to any Person and any period, all amounts expended and Indebtedness incurred or assumed by such Person during such period for the acquisition of real property and other Capital Assets (including amounts expended and Indebtedness incurred or assumed in connection with Capital Leases).

         "Capital Leases" shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

         "CB&T" shall have the meaning given to that term in Recital A.

         "Change of Law" shall have the meaning given to that term in Subparagraph 2.10(b).

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean all property in which any Agent or any Bank has a Lien to secure the Obligations.

         "Collateral  Agent" shall have the meaning given to that term in clause
(3) of the introductory paragraph hereof or any other Person that assumes the duties and responsibilities of Collateral Agent pursuant to Subparagraph 7.07.

         "Contractual Obligation" of any Person shall mean, any indenture, note, security, deed of trust, mortgage, security agreement, lease, guaranty, instrument, contract, agreement or other form of obligation to which such Person is a party or by which such Person or any of its property is bound.

         "Credit Documents" shall mean and include this Restated Credit Agreement, the LC Applications, the Revolving Loan Notes, the Security Documents, all amendments hereof and thereof, all waivers and consents hereunder and thereunder and all other documents, instruments and agreements delivered by Borrower or any of its Subsidiaries to any Agent or any Bank in connection with this Restated Credit Agreement.

         "Credit Event" shall mean the making of any Revolving Loan, the conversion of any Revolving Loan from one Type of Revolving Loan to another Type or the selection of a new


                                     1.01-4

Interest Period for any Revolving LIBOR Loan, or the issuance of any Letter of Credit or any amendment of any Letter of Credit which increases its stated amount or extends its expiration date.

         "Default" shall mean any event or circumstance not yet constituting an Event of Default which with the giving of any notice or the lapse of any period of time or both, would become an Event of Default.

         "Dollars" and "$" shall mean the lawful currency of the United States of America and, in relation to any payment under this Restated Credit Agreement, same day or immediately available funds.

         "Drawing Payment" shall have the meaning given to that term in Subparagraph 2.02(c).


         "EBITDA" shall mean, with respect to any Person for any period, the sum of the following, determined on a consolidated basis in accordance with GAAP where applicable:

                  (a) The net income or net loss of such Person and its Subsidiaries for such period before provision for income taxes;

                                      plus

                  (b) The sum (to the extent deducted in calculating net income or loss in clause (a) above) of (i) all Interest Expenses of such Person and its Subsidiaries accruing during such period and (ii) all depreciation and amortization of such Person and its Subsidiaries accruing during such period.

         "Effective Date" shall have the meaning given to that term in Paragraph 9.01.

         "Eligible Accounts" shall mean, with respect to Borrower and, after the Tenex Data Acquisition and the delivery to Administrative Agent of each of the items listed on Schedule 5.01(j), Bell-Tenex, the aggregate net amount of all accounts (as defined in the California Uniform Commercial Code) of Borrower and Bell-Tenex, except, to the extent not already deducted, the following:

                  (a) Any account which does not arise from the sale or lease of goods or services rendered to the account debtor thereon in the ordinary course of Borrower's or the Canadian Subsidiaries' business, or which arises from a sale, lease or service which has not been fully performed by Borrower or Bell-Tenex;

                  (b) Any account or portion thereof to the extent the same is subject to any right of discount, credit, allowance, rescission, setoff, claim or defense or which is otherwise not valid and enforceable against the account debtor thereon;

                  (c) Any account which is not subject to a first priority perfected security interest in favor of Collateral Agent for the benefit of the Agents and the Banks;


                                     1.01-5

                  (d) Any account which is not owned by Borrower or Bell-Tenex free and clear of all Liens, rights and interests of all other Persons except for Permitted Liens;

                  (e) Any account which is unpaid more than ninety (90) days after the invoice date therefor;

                  (f) Any account arising from a consignment by Borrower or Bell-Tenex as consignee or a COD shipment;

                  (g) Any account payable by (i) the United States government or any department, agency or other subdivision thereof (except to the extent Borrower complies with the Federal Assignment of Claims Act of 1940, as amended), (ii) a Person located in any jurisdiction outside the United States or Canada (excluding the provinces of Newfoundland, Nova Scotia, Prince Edward Island, New Brunswick, Nunavut, Manitoba, Saskatchewan, Alberta and the Yukon Territory), except to the extent secured by a letter of credit acceptable to Collateral Agent, or (iii) an Affiliate of Borrower;

                  (h) Any account  payable by an account debtor (i) which is the subject of any bankruptcy, insolvency, liquidation or similar proceeding, (ii) which has made an assignment for the benefit of its creditors, (iii) for which a receiver has been appointed or (iv) which has admitted in writing its inability to pay its debts as such debts become due;

                  (i) All accounts payable by an account debtor which has failed to pay twenty percent (20%) or more of its total accounts payable owed to Borrower and/or Bell-Tenex within ninety (90) days of their invoice date;

                  (j) Any account payable by an account debtor in which the total accounts payable from such account debtor exceeds twenty five percent (25%) of the total amount of all Eligible Accounts, to the extent of such excess (except as approved from time to time by Collateral Agent); and

                  (k) Any other account which Collateral Agent reasonably determines is unlikely to be paid in full within ninety (90) days after the invoice date.

         (As used in clauses (a)-(k) of this definition, the term "account" when used in the singular form shall mean an account arising from a single invoice.)

         "Eligible Inventory" shall mean, with respect to Borrower and, after the Tenex Data Acquisition and the delivery to Administrative Agent of each of the items listed on Schedule 5.01(j), Bell-Tenex, the net book value of all inventory (as defined in the California Uniform Commercial Code) of Borrower and Bell-Tenex, except the following:

                  (a) Any inventory which is not held by or on behalf of Borrower or Bell-Tenex for sale or lease in the ordinary course of its business;

                  (b)      Any inventory consisting of work-in-process;


                                     1.01-6

                  (c) Any inventory which is not subject to a first priority perfected security interest in favor of Collateral Agent for the benefit of the Agents and the Banks;

                  (d) Any inventory located in any jurisdiction other than the United States or Canada (excluding the provinces of Newfoundland, Nova Scotia, Prince Edward Island, New Brunswick, Manitoba, Saskatchewan, Alberta and Yukon Territory);

                  (e) Any inventory which is not owned by Borrower or Bell-Tenex free and clear of all Liens, rights and interests of all other Persons except for Permitted Liens;

                  (f) Any inventory which is obsolete, unsalable or damaged;

                  (g) Any inventory which has been consigned by Borrower or Bell-Tenex (except for such inventory on consignment approved from time to time by Collateral Agent);

                  (h) The portion of any inventory shown on the books of Borrower or Bell-Tenex representing any purchase price discount earned by Borrower or Bell-Tenex; and

                  (i) Any other inventory which Collateral Agent reasonably determines is unlikely to be sold at or above its net book value.

         "Employee Benefit Plan" shall mean any employee benefit plan within the meaning of section 3(3) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

         "Environmental Laws" means all Requirements of Law relating to the protection of human health or the environment, including, without limitation,
(a) all Requirements of Law, pertaining to reporting, licensing, permitting, investigation, and remediation of emissions, discharges, releases, or threatened releases of hazardous materials, chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes whether solid, liquid, or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature; and (b) all Requirements of Law pertaining to the protection of the health and safety of employees or the public.

         "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended or supplemented, including any rules or regulations issued in connection therewith.


                                     1.01-7

         "ERISA Affiliate" shall mean any Person which is treated as a single employer with Borrower under Section 414 of the Code.

         "Event of Default" shall have the meaning given to that term in Paragraph 6.01.

         "Excluded Collateral" shall have the meaning given to that term in the Borrower Security Agreement.

         "Existing Borrower Pledge Agreement" shall have the meaning given to that term in Paragraph 9.03.

         "Existing Borrower Security Agreement" shall have the meaning given to that term in Paragraph 9.03.

         "Existing Credit Agreement" shall have the meaning given to that term in Recital A.

         "Federal Funds Rate" shall mean, for any day, the weighted average of the per annum rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers as published by the Federal Reserve Bank of New York for such day, (or, if such rate is not so published for any day, the average rate quoted to Administrative Agent on such day by three (3) Federal funds brokers of recognized standing selected by Administrative Agent).

         "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

         "Fee on Increased Commitment" shall have the meaning given to that term in Subparagraph 2.03(c).

         "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of income and of changes in cash flow of such Person for such period, and balance sheets of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

         "First Amendment Effective Date" shall mean May 14, 1999.

         "Fourth Amendment Effective Date" shall mean December 8, 1999.

         "Fifth Amendment Effective Date" shall mean December 31, 1999.

         "Future Tech Acquisition" shall mean the acquisition by Bell-Future Tech of substantially all of the assets of the Future Tech International, Inc.

         "Future Tech Acquisition Effective Date" shall mean the date that the Future Tech Acquisition is consummated.


                                     1.01-8

         "GAAP" shall mean generally accepted accounting principles and practices as in effect in the United States of America from time to time, consistently applied, provided, however, that with respect to Borrower, the definition of "current liabilities" as set forth in GAAP shall include the Obligations.

         "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

         "Governmental Charges" shall mean all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon or relating to (i) Borrower or any of its Subsidiaries, (ii) the Revolving Loans, (iii) employees, payroll, income or gross receipts of Borrower or any of its Subsidiaries, (iv) the ownership or use of any of its assets by Borrower or any of its Subsidiaries or (v) any other aspect of the business of Borrower or any of its Subsidiaries.

         "Governmental Rule" shall mean any law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

         "Guaranty" shall mean, collectively, the Bell Canada Guaranty and, the Bell-Tenex Guaranty and the Bell-Future Tech Guaranty.

         "Indebtedness" of any Person shall mean and include (a) all items of indebtedness and liabilities which, in accordance with GAAP, would be included in determining liabilities that are shown on the liability side of the balance sheet of such Person, (b) all indebtedness and liabilities of other Persons assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable whether by any agreement to acquire indebtedness and liabilities or to supply or advance funds or otherwise, and (c) all indebtedness and liabilities of other Persons secured by any Lien in any property of such Person (including without limitation Capital Leases).

         "Indemnitees" shall have the meaning given to that term in Paragraph 8.03.

         "Interest Account" shall have the meaning given to that term in Subparagraph 2.07(b).

         "Interest Coverage Ratio" shall mean, with respect to any Person for any period, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) the sum of the Adjusted Net Income and Interest Expenses of such Person and its Subsidiaries for such period to (b) the Interest Expenses of such Person and its Subsidiaries for such period.


                                     1.01-9

         "Interest Expenses" shall mean, with respect to any Person for any period, the sum, determined on a consolidated basis in accordance with GAAP, of
(a) all interest expenses of such Person and its Subsidiaries during such period (including, without limitation, (i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the incurrence of Indebtedness to the extent included in interest expense and (iii) the portion of any Capitalized Lease Obligations allocable to interest expense and financing charges attributable to Synthetic Leases whether calculated as interest expense or rental expense) plus (b) all letter of credit fees payable by such Person accruing during such period.

         "Interest Period" shall mean, with respect to any Revolving LIBOR Loan, the time periods selected by Borrower pursuant to Subparagraph 2.01(b) or Subparagraph 2.01(d) which commences on the first day of such Revolving Loan or the effective date of any conversion and ends on the last day of such time period, and thereafter, each subsequent time period selected by Borrower pursuant to Subparagraph 2.01(e) which commences on the last day of the immediately preceding time period and ends on the last day of that time period.

         "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expense, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including, without limitation, any Indebtedness incurred by such Person of the type described in clauses (b) and (c) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales in the ordinary course of such Person's business.

         "Issuing Bank" shall mean CB&T, in its capacity as issuer of Letters of Credit under Paragraph 2.02.

         "LC Application" shall have the meaning given to that term in Subparagraph 2.02(b).

         "LC  Commitment"   shall  have  the  meaning  given  to  that  term  in
Subparagraph 2.02(a).

         "LC Facility Expiration Date" shall have the meaning given to that term in Subparagraph 2.02(a).

         "LC Issuance Fees" shall have the meaning given to that term in Subparagraph 2.04(c).

         "LC  Usage  Fee"  shall  have  the  meaning   given  to  that  term  in
Subparagraph 2.04(c).

         "Letter of Credit" shall have the meaning given to that term in Subparagraph 2.02(a).

         "Leverage Ratio" shall mean, with respect to any Person at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) the Adjusted Total


                                    1.01-10

Liabilities of such Person and its Subsidiaries at such time to (b) the Tangible Net Worth of such Person and its Subsidiaries at such time.

         "LIBO Rate" shall mean, with respect to any Interest Period for the Revolving LIBOR Loans in any Revolving Loan Borrowing consisting of Revolving LIBOR Loans, a rate per annum equal to the quotient of (a) the rate per annum at which Dollar deposits are offered to CB&T in the London interbank eurodollar currency market on the second Business Day prior to the commencement of such Interest Period at or about 11:00 A.M. (London time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period and in an amount approximately equal to the amount of the Revolving Loan to be made by CB&T as part of such Revolving Loan Borrowing, divided by (b) one minus the Reserve Requirement for such Revolving Loans in effect from time to time. The LIBO Rate applicable to any Revolving Loan for any Interest Period shall be automatically adjusted during such Interest Period to reflect any change in the applicable Reserve Requirement.

         "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, Capital Lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

         "Margin Stock" shall have the meaning given to that term in Regulation U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of Borrower or any of its Subsidiaries; (b) the ability of Borrower or any of its Subsidiaries to pay or perform the Obligations in accordance with the terms of this Restated Credit Agreement and the other Credit Documents; (c) the rights and remedies of any Agent or any Bank under this Restated Credit Agreement, the other Credit Documents or any related document, instrument or agreement or (d) the value of the Collateral, any Agent's or any Bank's security interests in the Collateral or the perfection or priority of such security interests.

         "Maturity" shall mean, with respect to any Revolving Loan, Reimbursement Obligation, interest, fees or other amount payable by Borrower under this Restated Credit Agreement or the other Credit Documents, the date such Revolving Loan, Reimbursement Obligation, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

         "Multiemployer Plan" shall mean any multiemployer plan within the meaning of section 3(37) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate.

         "Net Income After Tax" shall mean, with respect to any Person for any period, the net income or net loss of such Person and its Subsidiaries for such period (after provision for income taxes), determined on a consolidated basis in accordance with GAAP.


                                    1.01-11

         "Net Operating Income" shall mean, with respect to any Person for any period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:

                  (a) The net income or net loss of such Person and its Subsidiaries for such period (before provision for income taxes);

                                      plus

                  (b) The sum (to the extent deducted in calculating net income or loss in clause (a) above) of all extraordinary and non-recurring expenses of such Person and its Subsidiaries accruing during such period;

                                      minus

                  (c) The sum (to the extent added in calculating net income or loss in clause (a) above) of all extraordinary and non-recurring income of such Person and its Subsidiaries accruing during such period.

         "Net Proceeds" shall mean with respect to the sale or issuance of any Indebtedness, any Equity Security or any other security by any Person, the aggregate consideration received by such Person from such sale or issuance less the sum of the actual amount of the reasonable fees and commissions payable to Persons other than such Person or any Affiliate of such Person, the reasonable legal and other professional expenses and the other reasonable expenses directly related to such sale or issuance that are to be paid by such Person.

         "Notice of Revolving Loan Borrowing" shall have the meaning given to that term in Subparagraph 2.01(b).

         "Notice of Revolving Loan Conversion" shall have the meaning given to that term in Subparagraph 2.01(d).

         "Notice of Revolving Loan Interest Period Selection" shall have the meaning given to that term in Subparagraph 2.01(e).

         "Obligations" shall mean and include, with respect to Borrower, all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by Borrower to any Agent or the Banks of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Restated Credit Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower hereunder or thereunder.

         "Outstanding Facilities Credit" shall have the meaning given to that term in Subparagraph 2.03(a).

         "Participant" shall have the meaning given to that term in Subparagraph 8.05(b).


                                    1.01-12

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Permitted Dividend" shall mean and include:

                  (a) Dividends payable solely in the common stock of Borrower;

                  (b) Dividends payable by any wholly-owned Subsidiary solely to Borrower; and

                  (c) Repurchases of employee stock pursuant to repurchase agreements.

         "Permitted Indebtedness" shall mean and include:

                  (a)  Indebtedness  to   subcontractors   and  trade  creditors
         incurred in the ordinary course of business;

                  (b) Indebtedness of Borrower to the Banks and the Agents under this Restated Credit Agreement and the other Credit Documents;

                  (c) Unsecured Indebtedness of Borrower, provided that (A) the Obligations shall at all times rank senior in right of payment with such unsecured Indebtedness, (B) such unsecured Indebtedness does not contain material provisions that are more restrictive to Borrower and its Subsidiaries than the material provisions contained in this Restated Credit Agreement, (C) no principal payable in connection with such unsecured Indebtedness is scheduled for payment on or prior to the Maturity Date, and (D) such unsecured Indebtedness is otherwise acceptable to the Banks in their sole discretion;

                  (d) Purchase money Indebtedness incurred to acquire a Capital Asset provided that (i) such Indebtedness does not exceed the purchase price of such Capital Asset, (ii) such Indebtedness is incurred not later than thirty (30) days after the acquisition of such asset and
         (iii) the sum of all payments due on such purchase money Indebtedness and Capital Leases and operating leases referred to in the following clause (e) shall not exceed in the aggregate $500,000 in any fiscal year;

                  (e) Indebtedness under Capital Leases and operating leases provided that the sum of all payments due on such Capital Leases and operating leases and purchase money Indebtedness referred to in the preceding clause (d) shall not exceed in the aggregate $500,000 in any fiscal year; provided, however, that amounts paid by Borrower pursuant to that certain operating lease agreement, dated as of October 22, 1999, by and between Borrower and Winthrop Resources Corporation, shall be excluded from the calculation set forth in this clause (e) and the preceding clause (d) for so long as the sum of all payments due thereunder does not exceed in the aggregate $1,000,000 in any fiscal year;

                  (f) Indebtedness of any wholly-owned Subsidiary of Borrower to Borrower arising from the extension by Borrower to such Subsidiary of working capital financing in the ordinary course of Borrower's and such Subsidiary's businesses, provided that, to


                                    1.01-13
         the extent requested by Collateral Agent, such Subsidiary has taken all steps necessary to grant to Borrower and perfect security interests in the assets of such Subsidiary as security for such Indebtedness;

                  (g) Indebtedness arising from the endorsement of instruments in the ordinary course of business;

                  (h) Indebtedness of Borrower and its Subsidiaries to any Bank under Rate Contracts, provided, that (A) all such arrangements are entered into in connection with bona fide hedging operations and not for speculation and (B) the aggregate net amount owed by Borrower and its Subsidiaries under, on account of or otherwise in connection with such Rate Contracts does not exceed $50,000,000 (marked to market) at any time; and

                  (i) Other Indebtedness not exceeding $100,000 at any time.

         "Permitted Investments" shall mean and include:

                  (a) Deposits with commercial banks organized under the laws of the United States or a state thereof to the extent such deposits are fully insured by the Federal Deposit Insurance Corporation;

                  (b) Investments in marketable obligations issued or fully guaranteed by the United States and maturing not more than ninety (90) days from the date of issuance;

                  (c) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers;

                  (d)  Investments   arising  under  Rate  Contracts   otherwise
         permitted pursuant to clause (h) of the definition of "Permitted Indebtedness"; and

                  (e) Investments not otherwise permitted hereby not exceeding in the aggregate $50,000 at any time outstanding.

         "Permitted Liens" shall mean and include:

                  (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided provision is made to the reasonable satisfaction of Collateral Agent for the eventual payment thereof if subsequently found payable;

                  (b) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided provision is made to the reasonable satisfaction of Collateral Agent for the eventual payment thereof if subsequently found payable;


                                    1.01-14

                  (c) Deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                  (d) Liens arising out of a judgment or award not exceeding $100,000 (exclusive of any amounts covered by insurance issued by a Person not an Affiliate of Borrower) with respect to which an appeal is being prosecuted, a stay of execution pending appeal having been secured;

                  (e) Liens securing purchase money indebtedness if such indebtedness is Permitted Indebtedness pursuant to clause (d) of the definition thereof and such Liens do not extend to property other than the property financed with such indebtedness;

                  (f) Liens securing obligations under a Capital Lease if such lease is Permitted Indebtedness pursuant to clause (e) of the definition thereof and such Liens do not extend to property other than the property leased under such Capital Lease;

                  (g) Liens in favor of any Agent or any Bank to secure the Obligations;

                  (h) Leases, subleases, licenses and sublicenses granted to Borrower the granting of which is not prohibited pursuant to the definition of Permitted Indebtedness;

                  (i) Liens in favor of customs and revenue authorities which secure payment of duties in connection with the importation of goods;

                  (j) Liens existing on property acquired by Borrower or any of its Subsidiaries at the time of such acquisition (including Liens on the assets of any Person at the time such Person becomes a Subsidiary of Borrower), unless such Liens were created in contemplation of such acquisition;

                  (k) Liens on insurance policies and the proceeds thereof incurred solely to secure the financing of premiums owing with respect thereto;

                  (l) Liens in favor of Borrower; and

                  (m) Such minor defects, irregularities, encumbrances, easements, rights of way, and clouds on title as normally exist on similar properties which do not, individually or in the aggregate, materially impair the property affected thereby or the use thereof.

         "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity or a Governmental Authority.

         "Pricing Grid" shall mean Schedule II.


                                    1.01-15

         "Pricing Period" shall mean (a) the period commencing on the Effective Date and ending on February 28, 1999, (b) the period commencing on March 1, 1999 and ending on May 31, 1999, and (c) each consecutive three-calendar month period thereafter which commences on the day following the last day of the immediately preceding three-calendar month period and ends on the last day of that time period as follows:

                  (i) December 1st through February 28th or February 29th (as applicable);

                  (ii) March 1st through May 31st;

                  (iii) June 1st through August 31st; and

                  (iv) September 1st through November 30th.

         "Prime Rate" shall mean the per annum rate publicly announced by CB&T from time to time at its head office as its prime rate. The Prime Rate is determined by CB&T from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by CB&T at any given time for any particular class of customers or credit extensions.

         "Proportionate Share" shall mean, with respect to any Bank at any time, a fraction (expressed as a percentage), the numerator of which is such Bank's Revolving Loan Commitment at such time and the denominator of which is the Total Revolving Loan Commitment at such time.

         "Quick Ratio" shall mean, with respect to any Person at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) the cash and trade accounts receivable of such Person and its Subsidiaries at such time to (b) the current liabilities of such Person and its Subsidiaries at such time.

         "Rate Contracts" shall mean swap agreements (as that term is defined in
Section 101 of the Federal Bankruptcy Reform Act of 1978, as amended) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

         "Reimbursement Obligation" shall have the meaning given to that term in Subparagraph 2.02(c).

         "Reimbursement Payment" shall have the meaning given to that term in Subparagraph 2.02(c).

         "Reportable Event" shall have the meaning given to that term in ERISA and applicable regulations thereunder.

         "Required Banks" shall mean (a) at any time Revolving Loans are outstanding, Banks holding sixty-six and two-thirds percent (66 2/3%) or more of the aggregate principal amount of


                                    1.01-16
such Revolving Loans and (b) at any time no Revolving Loans are outstanding, Banks whose Proportionate Shares equal or exceed sixty-six and two-thirds percent (66 2/3%).

         "Requirement of Law" applicable to any Person shall mean (a) the Articles or Certificate of Incorporation and By-laws, Partnership Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule applicable to such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person and (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Reserve Requirement" shall mean, with respect to any day in an Interest Period for a Revolving LIBOR Loan, the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) required to be maintained by a member bank of the Federal Reserve System. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on Bank by any Governmental Authority.

         "Restated Borrower Pledge Agreement" shall have the meaning given to that term in Paragraph 9.03.

         "Restated Borrower Security Agreement" shall have the meaning given to that term in Paragraph 9.03.

         "Restated Credit Agreement" shall have the meaning given to that term in the introductory paragraph hereof.

         "Revolving LIBOR Loan" shall have the meaning given to that term in Subparagraph 2.01(b).

         "Revolving Loan" shall have the meaning given to that term in Subparagraph 2.01(a).

         "Revolving  Loan   Borrowing"   shall  mean  a  borrowing  by  Borrower
consisting of a Revolving Loan made by each Bank on the same date and of the same Type pursuant to a single Notice of Revolving Loan Borrowing.

         "Revolving Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite the name of such Bank in Schedule I under the column entitled "Revolving Loan Commitment" or as reduced from time to time pursuant to Paragraph 2.03 hereof.

         "Revolving Loan Commitment Fees" shall have the meaning given to that term in Subparagraph 2.04(b).

         "Revolving Loan Maturity Date" shall have the meaning given to that term in Subparagraph 2.01(a).


                                    1.01-17

         "Revolving Loan Note" shall have the meaning given to that term in Subparagraph 2.07(a).

         "Revolving Prime Rate Loan" shall have the meaning given to that term in Subparagraph 2.01(b).

         "SecurityDocuments" shall mean and include (i) prior to the Tenex Data Acquisition Effective Date and after the Future Tech Acquisition Effective Date, the Borrower Security Agreement, the Borrower Pledge Agreement, the Bell Canada Guaranty, and all other documents, instruments and agreements delivered to any Agent or any Bank to secure the Obligations or in connection with the Collateral; (ii) on and after the Tenex Data Acquisition Effective Date, each of the items listed in clause (i) above, the Bell Canada Pledge Agreement, the Bell-Tenex Guaranty, the Bell-Tenex Security Agreement, the Bell-Tenex Canadian Security Documents; and (iii) on and after the Future Tech Acquisition Effective Date, each of the items listed in clause (i) and clause (ii) above, the Bell-Future Tech Guaranty, the Bell-Future Tech Security Agreement, the Bell-Future Tech Security Documents, and all other documents, instruments and agreements delivered to any Agent or any Bank to secure the Obligations or in connection with the Collateral.

         "Senior Adjusted Total Liabilities" shall mean, with respect to Borrower at any time, the difference of the following:

                  (a) The Adjusted Total Liabilities of Borrower and its Subsidiaries at such time;

                                      minus

                  (b)  The  aggregate   principal  amount  of  all  Subordinated
         Indebtedness of Borrower permitted pursuant to Subparagraph 5.02(b) and clause (c) of the definition of "Permitted Indebtedness".

          "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

         "Subordinated Indebtedness" shall mean the unsecured subordinated Indebtedness of Borrower permitted pursuant to Subparagraph 5.02(b) and clause
(c) of the definition of "Permitted Indebtedness".


                                    1.01-18

         "Subsidiary" of any Person shall mean (a) any corporation of which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries, (b) any partnership, joint venture, limited liability company or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other subsidiaries and (c) any other Person included in the Financial Statements of such Person on a consolidated basis.

         "Synthetic Lease" shall mean an off-balance sheet financing arrangement for equipment or real estate which is treated as an operating lease under GAAP but pursuant to which the lessee of such equipment or real estate has the benefits and burdens of ownership of the leased equipment or real estate for U.S. tax purposes.

         "Tangible  Net Worth"  shall  mean,  with  respect to any Person at any time,  the  remainder  at such  time,  determined  on a  consolidated  basis  in accordance with GAAP, of (a) the total assets of such Person and its Subsidiaries minus (b) the sum (without limitation and without duplication of deductions) of (i) the total liabilities of such Person and its Subsidiaries,
(ii) all reserves established by such Person and its Subsidiaries for anticipated losses and expenses (to the extent not deducted in calculating total assets in clause (a) above), (iii) all intangible assets of such Person and its Subsidiaries (to the extent included in calculating total assets in clause (a) above), including, without limitation, goodwill (including any amounts, however designated on the balance sheet, representing the cost of acquisition of businesses and investments in excess of underlying tangible assets), trademarks, trademark rights, trade name rights, copyrights, patents, patent rights, licenses, unamortized debt discount, marketing expenses, organizational expenses, non-compete agreements and deferred research and development and (iv) the amount, if any, by which the aggregate intercompany receivables owed to such Person by its Affiliates exceeds the aggregate intercompany receivables payable by such Person to its Affiliates.

         "Taxes"  shall have the meaning  given to such term in  Paragraph 2.11.

         "Tenex Data Acquisition" shall mean the acquisition by Bell-Tenex of substantially all of the assets of the Tenex Data Division of Axidata, Inc., a Canadian corporation and a Subsidiary of Abitibi, Inc., a Canadian corporation.

         "Tenex Data Acquisition Effective Date" shall mean the date that the Tenex Data Acquisition is consummated.

         "Total Revolving Loan Commitment" shall mean One Hundred Sixty Million Dollars ($160,000,000) or, if such amount is reduced pursuant to 2.03(b), the amount to which so reduced and in effect at such time.


                                    1.01-19

         "Total Unused Revolving Loan Commitment" shall mean, at any time, the remainder of (a) the Total Revolving Loan Commitment at such time minus (b) the Outstanding Facilities Credit at such time.


         "Type" shall mean, with respect to any Revolving Loan or Revolving Loan Borrowing at any time, the classification of such Revolving Loan or Revolving Loan Borrowing by the type of interest rate it then bears, whether an interest rate based on the Prime Rate or the LIBO Rate.

         "UBOC" shall mean Union Bank of California, N.A., a national banking association.

         "Working Capital" shall mean, with respect to any Person at any time, the working capital of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.


                                    1.01-20

                                  SCHEDULE 3.01

                       EFFECTIVE DATE CONDITIONS PRECEDENT

A.       PRINCIPAL CREDIT DOCUMENTS.

                  (1)    The Third Amended and Restated Credit Agreement,   duly
                         executed by Borrower, each Bank, Administrative   Agent
                         and Collateral Agent;

                  (2) The Revolving Loan Note payable to each Bank, duly executed by Borrower;

                  (3)    The Borrower  Security  Agreement,   duly  executed  by
                         Borrower;

                  (4)    The  Borrower   Pledge  Agreement,  duly   executed  by
                         Borrower; and

                  (5)    The Bell Canada Guaranty, duly executed by Bell Canada;

B.       FINANCIAL STATEMENTS, FINANCIAL CONDITION, ETC.

                  (1) Copies of (a) the audited Financial Statements of Borrower and its Subsidiaries for the fiscal year ended December 31, 1997, prepared by Pricewaterhousecoopers, LLP., and (b) the unqualified opinion (or qualified opinion reasonably acceptable to the Banks) and management letter (if any) delivered by such accountants in connection with such Financial Statements; and

                  (2) A Borrowing Base Certificate dated the Effective Date which sets forth the calculation of the Borrowing Base as of September 30, 1998, certified by the Chief Financial Officer of Borrower.

C.       BORROWER CORPORATE DOCUMENTS.

                  (1) The Articles of Incorporation of Borrower, certified as of a recent date prior to the Effective Date by the Secretary of State of California;

                  (2) A Certificate of Good Standing (or comparable certificate) for Borrower, certified as of a recent date prior to the Effective Date by the Secretary of State of California;

                  (3) A certificate of the Secretary of Borrower, dated as of the date of this Restated Credit Agreement, certifying (a) that the Articles of Incorporation of Borrower, in the form certified by the Secretary of State of California and delivered to Administrative Agent pursuant to item C(1) hereof, is in full force and effect and has not been amended, supplemented, revoked or repealed since the date of such certification; (b) that attached thereto is a true and correct copy of the Bylaws of Borrower as in effect on the Effective Date; (c) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize


                                   3.01(e)-1
         the execution, delivery and performance by Borrower of this Restated Credit Agreement and the other Credit Documents executed or to be executed by Borrower and the consummation of the transactions contemplated hereby and thereby; and (d) that there are no proceedings for the dissolution or liquidation of Borrower (commenced or threatened);

                  (4) A certificate of the Secretary of Borrower, dated as of the date of this Restated Credit Agreement, certifying the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform this Restated Credit Agreement and the other applicable Credit Documents on behalf of Borrower; and

                  (5) A Certificate of Good Standing (or comparable certificate) for each Subsidiary of Borrower, certified as of a recent date prior to the Effective Date by the Secretary of State (or comparable public official) of such Subsidiary's jurisdiction of incorporation (or, in the case of a foreign subsidiary, an opinion of counsel acceptable to Administrative Agent to such effect).

D.       BELL CANADA CORPORATE DOCUMENTS.

                  (1) The Certificate of Incorporation of Bell Canada, certified as of a recent date prior to the Effective Date by the California Secretary of State;

                  (2) A Certificate of Good Standing (or comparable certificate) for Bell Canada, certified as of a recent date prior to the Effective Date by the California Secretary of State;

                  (3) A certificate of the Secretary of Bell-Canada, dated the Effective Date, certifying (a) that the Certificate of Incorporation of Bell-Canada, in the form certified by the California Secretary of State and delivered to Administrative Agent pursuant to item D(1) hereof, is in full force and effect and has not been amended, supplemented, revoked or repealed since the date of such certification; (b) that attached thereto is a true and correct copy of the Bylaws of Bell Canada as in effect on the Effective Date; (c) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Bell Canada and continuing in effect, which authorize the execution, delivery and performance by Bell Canada of the Credit
         Documents executed or to be executed by Bell Canada and the consummation of the transactions contemplated hereby and thereby; and
         (d) that there are no proceedings for the dissolution or liquidation of Bell Canada (commenced or threatened); and

                  (4) A certificate of the Secretary of Bell Canada, dated the Effective Date, certifying the incumbency, signatures and authority of the officers of Bell Canada authorized to execute, deliver and perform the applicable Credit Documents on behalf of Bell Canada.


                                   3.01(e)-2

E.       SECURITY DOCUMENTS.

                  (1)  All  Uniform   Commercial   Code   financing   statements
         (including amendments and fixture filings) and other documents, instruments and agreements reasonably requested by Collateral Agent to perfect the security interests, liens and assignments granted to Collateral Agent by Borrower in connection herewith, appropriately completed and duly executed by the appropriate parties;

                  (2) Uniform Commercial Code search certificates evidencing the filing of the financing statements necessary to perfect the security interests granted to Collateral Agent by Borrower pursuant to the Credit Documents prior to the financing statements of all other Persons;

                  (3) The certificates representing the stock pledged to Collateral Agent pursuant to the Borrower Pledge Agreement, together with blank stock powers for each such certificate duly executed by Borrower.

                  (4) Such other documents, instruments and agreements as Collateral Agent may reasonably request to establish and perfect the Liens granted to Collateral Agent or any Bank in this Agreement, the Security Documents and the other Credit Documents.

F.       OPINIONS.

                  (1) A written opinion of Wilson, Sonsini, Goodrich & Rosati, outside counsel to Borrower, dated as of the Effective Date and addressed to Administrative Agent and each Bank, covering such legal matters as Administrative Agent may reasonably request and otherwise in form and substance satisfactory to Administrative Agent.

G.       OTHER ITEMS.

                  (1) A duly completed and timely delivered Notice of Borrowing.

                  (2) A certificate of the President, a Vice President or Chief Financial Officer of Borrower, addressed to Administrative Agent and the Banks and dated as of the Effective Date, certifying that:

                           (a) The  representations  and warranties set forth in
                  Paragraph 4.01 are true and correct as of such date;

                           (b) No Event of Default or Default has  occurred  and
                  is continuing as of such date; and

                           (c) Each of the Credit Documents required to be delivered to Administrative Agent or any Bank on or prior to the Effective Date is in full force and effect as of such date;


                                   3.01(e)-3

                  (3)   Certificates   of  insurance  in  forms   acceptable  to
         Collateral Agent, naming Collateral Agent as additional insured or as loss payee;

                  (4) All fees payable to Administrative Agent and the Banks on or prior to the Effective Date;

                  (5) All fees and expenses of Administrative Agent's counsel through the Effective Date; and

                  (6) Such other evidence as any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Restated Credit Agreement and the other Credit Documents.


                                   3.01(g)-4

                                SCHEDULE 4.01(g)

                               MATERIAL LITIGATION

                                      None






                                   4.01(g)-1

                                SCHEDULE 4.01(q)

                                  SUBSIDIARIES

Name                                       Jurisdiction         Classes         Outstanding       Percent
                                                of                 of             Shares           Owned
                                           Incorporation          Stock         -----------        -----
                                           -------------        -------
Bell Microproducts Canada, Inc.             California           Common              100            100%
Bell Microproducts-Future Tech, Inc.        California           Common            1,000            100%


                                   4.01(q)-1

                                SCHEDULE 5.01(j)

                      DOCUMENTS TO BE DELIVERED BY BORROWER
            ON OR PRIOR TO THE TENEX DATA ACQUISITION EFFECTIVE DATE

A.       PRINCIPAL BELL CANADA AND BELL-TENEX CREDIT DOCUMENTS.

                  (1) The Bell Canada Pledge Agreement, duly executed by Bell Canada;

                  (2) The Bell-Tenex Guaranty, duly executed by Bell-Tenex;

                  (3) The Bell-Tenex Security Agreement, duly executed by Bell-Tenex; and

                  (4) The Bell-Tenex Canadian Security Documents, duly executed by Bell-Tenex.

B.       BELL-TENEX CORPORATE DOCUMENTS.

                  (1) The Certificate of Incorporation of Bell-Tenex, certified as of a recent date prior to the Tenex Data Acquisition Effective Date by the Deputy Registrar of Joint Stock Companies of Nova Scotia;

                  (2) A Certificate of Good Standing (or comparable certificate) for Bell-Tenex, certified as of a recent date prior to the Tenex Data Acquisition Effective Date by the Deputy Registrar of Joint Stock Companies of Nova Scotia;

                  (3) A certificate of the Secretary of Bell-Tenex, dated the Tenex Data Acquisition Effective Date, certifying (a) that the Certificate of Incorporation of Bell-Tenex, in the form certified by the Deputy Registrar of Joint Stock Companies of Nova Scotia and delivered to Administrative pursuant to item B(1) hereof, is in full force and effect and has not been amended, supplemented, revoked or repealed since the date of such certification; (b) that attached thereto is a true and correct copy of the Memorandum and Articles of Association of Bell-Tenex as in effect on the Tenex Data Acquisition Effective Date; (c) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Bell-Tenex and continuing in effect, which authorize the execution, delivery and performance by Bell-Tenex of the Credit Documents executed or to be executed by Bell-Tenex and the consummation of the transactions contemplated hereby and thereby; and (d) that there are no proceedings for the dissolution or liquidation of Bell-Tenex (commenced or threatened); and

                  (4) A certificate of the Secretary of Bell-Tenex, dated the Tenex Data Acquisition Effective Date, certifying the incumbency, signatures and authority of the officers of Bell-Tenex authorized to execute, deliver and perform the applicable Credit Documents on behalf of Bell-Tenex.


                                   5.01(j)-1

C.       SECURITY DOCUMENTS.

                  (1) All Uniform Commercial Code financing statements and other documents, instruments and agreements reasonably requested by Collateral Agent to perfect the security interests, liens and assignments granted to Collateral Agent by Bell Canada and Bell-Tenex in connection herewith, appropriately completed and duly executed by the appropriate parties;

                  (2) Search certificates or similar documentation evidencing the filing of the financing statements necessary to perfect the security interests granted to Collateral Agent by Bell Canada and Bell-Tenex pursuant to the Credit Documents will be prior to the financing statements of all other Persons;

                  (3) The certificates representing the stock pledged to Collateral Agent pursuant to the Bell Canada Pledge Agreement, together with blank stock powers for each such certificate duly executed by Borrower.

                  (4) Such other documents, instruments and agreements as Collateral Agent may reasonably request to establish and perfect the Liens granted to Collateral Agent or any Bank in this Agreement, the Security Documents and the other Credit Documents.

D.       OPINIONS.

                  (1) A written opinion of Wilson,  Sonsini,  Goodrich & Rosati, outside counsel to Borrower, dated as of the Tenex Data Acquisition Effective Date and addressed to Administrative Agent and each Bank, covering such legal matters as Administrative Agent may reasonably request and otherwise in form and substance satisfactory to Administrative Agent.

                  (2) Written opinions of Blake, Cassels & Graydon and Stewart McKelvey Stirling Scales, outside counsel to Bell-Tenex, dated as of the Tenex Data Acquisition Effective Date and addressed to Administrative Agent and each Bank, covering such legal matters as Administrative Agent may reasonably request and otherwise in form and substance satisfactory to Administrative Agent.

E.       OTHER ITEMS.

                  (1) A certificate of the President, a Vice President or Chief Financial Officer of Borrower, addressed to Administrative Agent and the Banks and dated as of the Tenex Data Acquisition Effective Date, certifying that:

                           (a) The  representations  and warranties set forth in
                  Paragraph 4.01 are true and correct as of such date;

                           (b) No Event of Default or Default has  occurred  and
                  is continuing as of such date; and


                                   5.01(j)-2

                           (c) Each of the Credit Documents required to be delivered to Administrative Agent or any Bank on or prior to the Tenex Data Acquisition Effective Date is in full force and effect as of such date;

                  (3) Certificates of insurance in forms acceptable to Collateral Agent, naming Collateral Agent as additional insured or as loss payee with respect to the assets of Bell-Tenex secured pursuant to the Bell-Tenex Security Agreement and the Bell-Tenex Canadian Security Documents;

                  (4) Such other evidence as any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Restated Credit Agreement and the other Credit Documents.


                                   5.01(j)-3

                                  ATTACHMENT B

                        FORM OF GUARANTOR CONSENT LETTER

                                December 31, 1999

TO:      ADMINISTRATIVE AGENT,
         As Administrative Agent for the Banks
         and the Agents under the
         Restated Credit Agreement referred to below

         1.       Reference is made to the following:

                  (a) The Third Amended and Restated Credit Agreement dated as of November 12, 1998, among Borrower, the Banks, Administrative Agent and Collateral Agent, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 13, 1999, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 21, 1999, that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 15, 1999 and that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of December 8, 1999 (as amended, the "Restated Credit Agreement");

                  (b) [The Bell Canada Guaranty, dated as of November 12, 1998 (the " Bell Canada Guaranty"),] [The Bell-Tenex Guaranty, dated as of November 20, 1998 (the "Bell-Tenex Guaranty"),] [The Bell-Future Tech Guaranty, dated as of July 20, 1999 (the "Bell-Future Tech Guaranty"),] executed by the undersigned ("Guarantor") in favor of the Banks and Collateral Agent; and

                  (c) The Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of December 31, 1999, among Borrower, the Banks, Administrative Agent and Collateral Agent (the " Fifth Amendment");

         2. Guarantor hereby confirms that it is a wholly-owned subsidiary of [Bell Microproducts Inc., a California corporation] [Bell Microproducts Canada Inc., a California corporation ("Bell Canada") and that Bell Canada is a wholly-owned subsidiary of Bell Microproducts Inc., a California corporation].

         3. Guarantor hereby consents to the Fifth Amendment. Guarantor expressly agrees that the Fifth Amendment shall in no way affect or alter the rights, duties, or obligations of Guarantor, the Banks or Collateral Agent under the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty].

         4. Pursuant to the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty], Guarantor continues to guaranty the payment when due of, inter alia, all loans, advances, debts, liabilities and obligations, however arising, owed by the Borrower to any Agent or any Bank of every kind and description now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement as amended by the Fifth Amendment or any of the other Credit Documents.

         5. The [Pledge] [Security] Agreement, dated as of [November 20, 1998][July 20, 1999] executed by Guarantor in favor of Collateral Agent (the "[Pledge] [Security] Agreement") and any other security granted to any Agent or any of the Banks from time to time as security for the obligations of Guarantor under the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty] remains in full force and effect and unamended, and the security interests, mortgages, charges, liens, assignments, transfers and pledges granted by Guarantor pursuant to the [Pledge] [Security] Agreement and such other documents (if any) continue to extend to all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time due or accruing due, of Guarantor to any of the Banks and any Agent arising under, in connection with or pursuant to the Restated Credit Agreement and the other Credit Documents, as acknowledged and confirmed by this Guarantor Consent Letter, notwithstanding the amendment of the Restated Credit Agreement by the Fifth Amendment.

         6. From and after the date hereof, the term "Restated Credit Agreement" as used in the [Bell-Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty] shall mean the Restated Credit Agreement, as amended by the Fifth Amendment.

         7.  Guarantor's  consent to the Fifth  Amendment shall not be construed
(i) to have been required by the terms of the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty], any other Credit Document or any other document, instrument or agreement relating thereto or (ii) to require the consent of Guarantor in connection with any future amendment of the Restated Credit Agreement or any other Credit Document.

         IN WITNESS WHEREOF, Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.

                                      [BELL/MICROPRODUCTS CANADA-TENEX DATA ULC]
                                      [BELL MICROPRODUCTS CANADA INC.]
                                      [BELL MICROPRODUCTS - FUTURE TECH, INC.]


                                       By: _____________________________

                                           Name:________________________

                                           Title:_______________________